Registration No. 333-22557

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NUMBER 3 TO FORM S-6

FOR REGISTRATION UNDER THE SECURITIES
ACT OF 1933 OF SECURITIES OF
UNIT INVESTMENT TRUSTS REGISTERED
ON FORM N-8B-2

A.	Exact name of Trust:	Massachusetts Mutual Variable Life Separate Account I

B.	Name of Depositor:	Massachusetts Mutual Life Insurance Company

C.	Complete address of Depositor's principal executive offices:	1295 State Street Springfield, MA 01111

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to
paragraph (b) of Rule 485.

X	on May 1, 2000 pursuant to paragraph (b) of
Rule 485.

60 days after filing pursuant to paragraph
(a) of Rule 485

on May 1, 2000 pursuant to paragraph (a) of
Rule 485.

this post effective amendment designates a new effective date for a previously filed post effective amendment.

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of Form N-8B-2	Caption

1	Cover Page; Glossary; The Separate Account

2	Cover Page; The Separate Account

3	Investments of the Separate Account

4	Sales and Other Agreements

5	The Separate Account

6	The Separate Account

7	Not Applicable

8	Not Applicable

9	Legal Proceedings

10	Cover Page; Premiums; Death Benefit
Under the Policy; Free Look Provision;
Account Value; Policy
Loan Privilege; The Separate Account; Charges
Under the Policy; Sales and Other Agreements;
When We Pay Proceeds; Payment Options; Our
Rights; Your Voting Rights;

11	The Separate Account

12	The Separate Account; Sales and Other Agreements

13	The Separate Account; Charges Under the Policy

14	Premiums; The Separate Account; Sales and Other Agreements

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of Form N-8B-2	Caption

15	Premiums;

16	Account Value;

17	The Separate Account; Account Value and Payment Options

18	The Separate Account

19	Records and Reports

20	Not Applicable

21	Policy Loan Privilege

22	Not Applicable

23	Bonding Arrangement

24	Limits on Our Right to Challenge the Policy; Suicide; Misstatement of Age or Sex; Assignment; Beneficiary; Our Rights; The Separate Account; Optional Benefits Obtainable by Rider

25	Cover Page

26	Not Applicable

27	Cover Page

28	Directors and Executive Officers of MassMutual

29	Cover Page

30	Not Applicable

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of Form N-8B-2	Caption

31	Not Applicable

32	Not Applicable

33	Not Applicable

34	Not Applicable

35	Cover Page

36	Not Applicable

37	Not Applicable

38	Sales and Other Agreements

39	Sales and Other Agreements

40	Sales and Other Agreements

41	Sales and Other Agreements

42	Not Applicable

43	Sales and Other Agreements

44	The Separate Account; Investment Return; Charges for Federal Income Tax; Charges Under The Policy

45	Not Applicable

46	The Separate Account; Investment Return

47	The Separate Account

48	The Separate Account; Investment Return

49	Not Applicable

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of Form N-8B-2	Caption

50	The Separate Account

51	Cover Page; Availability; Underwriting; Free Look Provision; Beneficiary; Reinstatement; Premiums

52	The Separate Account; Your Voting Rights; Our Rights

53	Federal Income Tax Considerations

54	Not Applicable

55	Not Applicable

56	Not Applicable

57	Not Applicable

58	Not Applicable

59	Financial Statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Variable Rider to Group Flexible Premium Adjustable Life Insurance Certificate

This prospectus describes a variable rider issued in connection with certificates issued to individuals participating under a group flexible premium adjustable life insurance policy offered by Massachusetts Mutual Life Insurance Company (“MassMutual”). The group policy allows individual owners to elect certificates offering participation in MassMutual’s fixed account and to elect a rider to the certificate offering additional participation in a separate account of MassMutual. We refer to the certificates we issue to individuals who elect the variable rider as “policy” or “policies.” The policy provides lifetime insurance protection for as long as it remains in force.

You, the policyowner, may allocate the net premium for Your policy among several investment options. These investment options include a Guaranteed Principal Account (“GPA”) and twenty-six Separate Account Divisions of a segment of Massachusetts Mutual Variable Life Separate Account I. Each of the Separate Account Divisions invests in a corresponding Fund. The Separate Account Divisions invest in the following Funds:

MML Series Investment Fund
MML Small Cap Value Equity Fund
MML Equity Fund
MML Equity Index Fund – Class II Shares
MML Managed Bond Fund

Panorama Series Fund, Inc.
Panorama Growth Portfolio
Panorama Total Return Portfolio
Panorama LifeSpan Capital Appreciation Portfolio
Panorama LifeSpan Balanced Portfolio
Panorama LifeSpan Diversified Income Portfolio
Oppenheimer International Growth Fund/VA

MFS® Variable Insurance Trust  SM
MFS® New Discovery Series
MFS® Emerging Growth Series
MFS® Research Series

Fidelity® Variable Insurance Products Fund II
Contrafund® Portfolio – Service Class

Oppenheimer Variable Account Funds
Oppenheimer Global Securities Fund/VA
Oppenheimer Small Cap Growth Fund/VA
Oppenheimer Aggressive Growth Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Main Street® Growth & Income Fund/VA
Oppenheimer Multiple Strategies Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Strategic Bond Fund/VA
Oppenheimer Bond Fund/VA
Oppenheimer Money Fund/VA

T. Rowe Price Equity Series, Inc.
T. Rowe Price New America Growth Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

The policy is “flexible” because You may select the timing and amount of premium payments. The policy is “adjustable” because You may choose to increase or decrease the death benefit and change the death benefit option under the policy. The policy is “variable” because the death benefit may, and cash surrender value will, vary.

MassMutual is a mutual life insurance company established in 1851 under the laws of Massachusetts. We are licensed to transact life, accident and health insurance business in all fifty states of the United States, the District of Columbia, Puerto Rico and certain provinces of Canada. As of December 31, 1999, MassMutual had consolidated statutory assets in excess of $70 billion and estimated total assets under management of $206.6 billion. The mailing address for the Home Office is Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts 01111-0001. The telephone number is (413) 788-8411.

May 1, 2000
The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any state where the offer or sale is not permitted. This prospectus is valid only when accompanied by the prospectuses of the Funds.

You should read and retain this prospectus.

Replacing existing insurance with the policy described in this prospectus may not be to your advantage.

The policy is not available in all jurisdictions. This prospectus is not an offering in any jurisdiction where the policy is not available. MassMutual has not authorized any person to make any representations about the policy other than those contained in this prospectus.

Interest	18
Repayment	19
Interest Credited on Loaned Value	19
Effect of Loan	19
PART II – Additional Provisions of the Policy	19
Paid-up Policy Date	19
Reinstatement	19
Payment Options	20
Fixed Amount Payment Option	20
Fixed Time Payment Option	20
Lifetime Payment Option	20
Interest Payment Option	20
Joint Lifetime Payment Option	20
Joint Lifetime Payment Option with Reduced Payments	20
Withdrawal Rights under Payment Options	20
Beneficiary	20
Changing the Policyowner or Beneficiary	21
Assignment	21
Dividends	21
Limits on Our Right to Challenge the Policy	21
Misstatement of Age	21
Suicide Exclusion	21
When We Pay Proceeds	21
Free Look Provision	21
Additional Benefits By Rider	22
Accelerated Benefits Rider	22
Accidental Death and Dismemberment Rider	22
Waiver of Monthly Charges Rider	22
PART III – Other Important Information	22
Federal Income Tax Considerations	22
Your Voting Rights	24
Our Rights	25
Records and Reports	25
Sales and Other Agreements	25
Commissions	26
Bonding Arrangement	26
Legal Proceedings	26
Experts	26
Financial Statements	26
Appendix A – Glossary	A-1
Appendix B – Rates of Return	B-1
Appendix C – Hypothetical Illustrations	C-1
Appendix D – Directors of Massachusetts Mutual Life Insurance Company	D-1
Appendix E – Modal Term Calculation	E-1
Appendix F – Financial Statements	F-1

Part I - General Provisions Of the Policy

This section of the prospectus describes the general provisions of the policy and is subject to the terms of the policy. You may review a copy of the policy upon request.

In the event of a conflict between the terms within this prospectus and the terms of the policy, the policy terms will control.

Certain provisions of the policy as described in this prospectus may differ in a particular state because of specific state requirements.

We refer to the certificates we issue to individuals who elect the variable rider as policy or policies.

We define the following terms in Appendix A:

Application, Case, Employee, Employer, Enrollment Form, Group Contract, Insured, Issue Date, Modal Term, Monthly Calculation Date, Monthly Deduction, Net Premium, Participation Agreement, Policy Anniversary, Policy Date, Policy Year, Policyowner, Valuation Date, Valuation Period and Valuation Time.

Throughout the prospectus, MassMutual is referred to as We, Us or Our, and the policyowner is referred to as You or Your.

Availability.

Only certificate owners may elect the variable rider. The certificates are only available to individuals who are members of a group acceptable to MassMutual where the group sponsor such as an employer, association, sponsoring organization or trust executes a participation agreement requesting participation in a group contract We issue. We aggregate each individual in a group for purposes of determining:

•	issue dates;

•	policy dates;

•	underwriting classification; and

•	sales load percentages.

The group contract and the participation agreement specify the rights and privileges of the employer. The policy is evidence of coverage under the group contract and You may exercise all rights and privileges under the policy through the employer. After termination of the employment or other relationship or if the employer is no longer sponsoring the program, You may exercise all rights and privileges directly with Us.

In certain states, the policy is not available as a variable rider to a group flexible premium adjustable life insurance certificate. In these states, the policy is only available as a group flexible premium variable adjustable life insurance certificate issued under a group flexible premium variable adjustable life insurance policy. The policy will still provide You the opportunity to allocate account value to the separate account and in all material respects is identical to the variable rider to a group flexible premium adjustable life insurance certificate.

In connection with the offering and sale of the policy, We reserve the right to reject any purchase application.

Underwriting.

We do not require underwriting prior to the issuance of the variable rider. However, before We issue any certificate, We require satisfactory evidence of insurability. We do not require evidence of insurability under our guaranteed issue underwriting program.

Charges Under The Policy.

We deduct certain charges for providing the insurance benefits under Your policy, for administering Your policy, for assuming certain risks and for incurring certain expenses in distributing Your policy. A summary of these charges is as follows, and a more detailed description follows this chart:

	Charges	Current Rate	Guaranteed Rate
Deductions from Premium	Sales Load Charge	0.75% of each premium	5% of each premium

	State Premium Tax Charge	2.0% to 4.0% of each premium, depending on Your state’s applicable rate	This charge will always equal the applicable state rate

	Deferred Acquisition Cost Tax Charge	0.25% of each premium	This charge will always represent the expense to MassMutual of the deferred acquisition cost tax

Account Value Charges	Administrative Charge	$5.25 per month ($63.00 annually)	$9.00 per month ($108.00 annually)

	Cost of Insurance Charge	A per thousand rate multiplied by the amount at risk each month. This charge varies by the insured’s age and group rating	The maximum monthly cost of insurance charge for each $1,000 of insurance is shown in the Table of Maximum Monthly Mortality Charges in Your policy

Separate Account Charges	Mortality and Expense Risks Charge	0.75% annually of each Separate Account Division’s assets	1.0% annually of each Separate Account Division’s assets

Fund Charges		SEE FUND CHARGE TABLE	SEE FUND CHARGE TABLE

Other Charges	Withdrawal Charge	2.0% of the withdrawn amount, but not greater than $25.00	2.0% of the withdrawn amount, but not greater than $25.00

	Loan Interest Crediting Rate Charge	0.75%	1.25%

Deductions from Premiums.

Prior to applying Your premium to the GPA or the selected Separate Account Divisions, We deduct a sales load, state premium tax and a deferred acquisition cost tax charge from Your premium.

Sales Load.
We deduct a sales load from Your premium for the expenses related to the sales load and distribution of the policies. The sales load varies for each employer group depending on:

•	group enrollment procedures selected by the employer;

•	total group premium paid by the employer;

•	the size of the employer group; and

•	other factors.

All policies within an employer group will have the same sales load expressed as a percentage of premiums paid. The charge applies to premiums paid under the policy by either You or Your employer. Once the charge is set, it will never change for any of the policies issued to individuals under the same group.

The amount of the sales load in a policy year is not necessarily related to Our actual sales expenses for that particular year. To the extent that Our sales expenses are not covered by the sales load, they will be recovered from Our surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge.

State Premium Tax Charge.
States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against Us by the states. The state rate will be either the Massachusetts rate or the applicable state rate.

We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify Us of any residence change. Any change in this charge will be effective immediately.

Deferred Acquisition Cost (“DAC”) Tax Charge.
This charge is related to Our federal income tax burden, under Internal Revenue Code Section 848.

Account Value Charges.

On each monthly calculation date, We deduct from Your account value the following charges:

1.	An administrative charge;

2.	A cost of insurance charge; and

3.	Any rider charge (if applicable).
We deduct the monthly account value charges from the GPA on each monthly calculation date. If the value in the GPA is less than the account value charge, then We will deduct the deficiency from the Separate Account prorata according to Your value in the Separate Account Divisions.

1. Administrative Charge.
We deduct a monthly charge for costs We incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with policyowners.

2. Cost of Insurance Charge.
(We refer to this charge as the “Mortality Charge” in Your policy.)
We deduct a cost of insurance charge on each monthly calculation date. This charge is based on the:

•	Insured’s age; and

•	Group rating;

This charge may vary monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each policy month. We will apply any change in this charge to all policies in the same class.

3. Rider Charge.
We will deduct applicable monthly rider charges for any additional benefits We provide to You by rider.

Separate Account Charges.

Mortality and Expense Risk Charge.
(We refer to this charge as the “Net Investment Factor Asset Charge” in Your policy.)
We charge the Separate Account Divisions for the mortality and expense risks We assume. We deduct this charge from the value of each Division’s assets attributable to the policies.

The mortality risk We assume is that the group of lives insured under Our policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that Our costs of issuing and administering policies may be more than We estimated.

If all the money We collect from this charge is not needed to cover death benefits and expenses, it will be Our gain. We will use this gain for any purpose, including payment of sales commissions. If the money We collect is insufficient, We will still provide for all death benefits and expenses.

Charges for Federal Income Taxes.
We do not currently charge the Separate Account Divisions for federal income taxes attributable to them. However, We reserve the right to eventually charge the Separate Account Divisions to provide for future federal income tax liability of the Separate Account Divisions.

Fund Charges.

The value of the Separate Account Divisions’ assets will reflect investment management fees and other expenses of the Funds. The following table shows the Funds’ total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1999:

Fund / Portfolio Name	Mgt. Fees	Other Expenses After Expense Reimburse- ments		12b-1 Fees	Total Fund Expenses After Expense Reimburse- ments

MML Small Cap Value Equity (1)	0.64%	0.11%		-	0.75%
MML Equity (1)	0.37%	0.00%		-	0.37%
MML Equity Index – Class II Shares (5)	0.10%	0.19%		-	0.29%
MML Managed Bond (1)	0.47%	0.03%		-	0.50%
Oppenheimer Global Securities Fund/VA	0.67%	0.02%		-	0.69%
Oppenheimer Small Cap Growth Fund/VA	0.75%	0.59	% (6)	-	1.34	% (6)
Oppenheimer Aggressive Growth Fund/VA	0.66%	0.01%		-	0.67%
Oppenheimer Capital Appreciation Fund/VA	0.68%	0.02%		-	0.70%
Opp. Main Street® Growth & Income Fund/VA	0.73%	0.05%		-	0.78%
Oppenheimer Multiple Strategies Fund/VA	0.72%	0.01%		-	0.73%
Oppenheimer High Income Fund/VA	0.74%	0.01%		-	0.75%
Oppenheimer Strategic Bond Fund/VA	0.74%	0.04%		-	0.78%
Oppenheimer Bond Fund/VA	0.72%	0.01%		-	0.73%
Oppenheimer Money Fund/VA	0.45%	0.03%		-	0.48%
Oppenheimer International Growth Fund/VA	1.00%	0.08%		-	1.08%
Panorama Growth	0.52%	0.01%		-	0.53%
Panorama Total Return	0.54%	0.01%		-	0.55%
Panorama LifeSpan Cap Appreciation	0.85%	0.08%		-	0.93%
Panorama LifeSpan Balanced	0.85%	0.06%		-	0.91%
Panorama LifeSpan Div Income	0.75%	0.08%		-	0.83%
MFS® New Discovery (2)	0.90%	0.17%		-	1.07%
MFS® Emerging Growth	0.75%	0.09%		-	0.84%
MFS® Research	0.75%	0.11%		-	0.86%
T. Rowe Price New Amer. Growth (4)	0.85%	0.00%		-	0.85%
T. Rowe Price Mid-Cap Growth (4)	0.85%	0.00%		-	0.85%
Fidelity® VIP II Contrafund® – Service Class (3)	0.58%	0.10%		0.10%	0.78%

(1) We agreed to bear the expenses of these Funds (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of these Funds through April 30, 2001. The expenses shown for the MML Small Cap Value Equity Fund include this reimbursement. If not included, the Other Expenses for the MML Small Cap Value Equity Fund in 2000 are estimated to be 0.44%. We do not expect that we will be required to reimburse any expenses of the MML Equity or MML Managed Bond Funds in 2000.

(2) The MFS New Discovery Series has an expense offset arrangement which reduces the Series’ custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series expenses. Expenses do not take into account these expense reductions and are therefore higher than the actual expenses of the series. MFS has agreed to bear expenses for the Series, subject to reimbursement by the Series such that the Series’ “Other Expenses” shall not exceed 0.15% of the average daily net assets of the series during the current fiscal year.

(3) A portion of the brokerage commission that the Fidelity VIP II Contrafund (Service Class) pays is used to reduce its expenses. Additionally, this Portfolio has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the Total Fund Expenses for this Portfolio would have decreased to 0.75%.

(4) Management fees include operating expenses.

(5) Effective May 1, 2000, the MML Equity Index Fund will be comprised of different share classes. The annual fund expenses for the MML Equity Index Fund – Class II Shares are based on amounts for the Fund as of December 31, 1999. We agreed to bear the expenses of the MML Equity Index Fund – Class II Shares (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.19% of the average daily net asset value of the Fund through April 30, 2001. The expenses shown for the MML Equity Index Fund – Class II Shares include this reimbursement or waiver. If not included, the Other Expenses for this Fund in 2000 would be 0.29%. Without such reductions, the Total Fund Expenses for the MML Equity Index Fund –Class II Shares would be 0.39%.

(6) Net of voluntary assumption of 0.49% on Other Expenses by the Manager.

Other Charges.

Withdrawal Charges.
We deduct a charge from each withdrawal.

Loan Interest Rate Expense Charge.
We deduct a charge from the loan interest rate. This charge reimburses us for expenses We incur for administering Your loan.

Reduction of Charges.

We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to Us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by Us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of insureds;

•	the total premium expected to be paid;

•	total assets under management for the Policyowner;

•	the nature of the relationship among individual insureds;

•	the purpose for which the policies are being purchased;

•	the expected persistency of individual policies; and

•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Policyowners which reflects differences in costs of services.

The Separate Account.

Our Board of Directors established the Separate Account on July 13, 1988 in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Securities and Exchange Commission does not supervise MassMutual’s or the Separate Account’s management or investment practices. Under Massachusetts law, however, the Division of Insurance of the Commonwealth of Massachusetts regulates both Us and the Separate Account.

We establish designated segments of the Separate Account to receive and invest premiums for other MassMutual variable life insurance policies. We have established a segment for the policies.

Although the Separate Account assets are assets of MassMutual, We cannot use those Separate Account assets equal to the reserves and other liabilities of the Separate Account attributable to the policies to satisfy any obligations that may arise out of any other business We conduct. The Separate Account assets may, however, be subject to liabilities arising from other variable life insurance policies funded by the Separate Account. We may at Our discretion transfer those assets which exceed the reserves and other liabilities of the Separate Account to Our general account. Such transfers will not adversely affect the Separate Account.

We credit or charge the Separate Account Divisions with the Divisions’ income and realized or unrealized gains or losses without regard to any of MassMutual’s other income, gains, or losses.

MassMutual may accumulate in the Separate Account the mortality and expense risks charge, account value charges and investment results applicable to those assets that are in excess of net assets supporting the policies.

MassMutual has the right to establish additional divisions of the Separate Account. We will invest amounts credited to any additional divisions in shares of other Funds. We have the right to substitute new Funds for any Separate Account Divisions. If We do this, We will obtain prior approval from all of the necessary regulatory authorities. We will also give You notice of Our intent to do this.

Investments of the Separate Account.
We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have established twenty-six Divisions within the policies’ designated segment of the Separate Account. Each Separate Account Division invests in a corresponding Fund as follows:

Division	Fund

MML Small Cap Value Equity Division	MML Small Cap Value Equity Fund

MML Equity Division	MML Equity Fund

MML Equity Index Division	MML Equity Index Fund – Class II Shares

MML Managed Bond Division	MML Managed Bond Fund

Oppenheimer Global Securities Division	Oppenheimer Global Securities Fund/VA

Oppenheimer Small Cap Growth Division	Oppenheimer Small Cap Growth Fund/VA

Oppenheimer Aggressive Growth Division	Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Growth & Income Division	Oppenheimer Main Street Growth & Income Fund/VA

Oppenheimer Multiple Strategies Division	Oppenheimer Multiple Strategies Fund/VA

Oppenheimer High Income Division	Oppenheimer High Income Fund/VA

Division	Fund

Oppenheimer Strategic Bond Division	Oppenheimer Strategic Bond Fund/VA

Oppenheimer Bond Division	Oppenheimer Bond Fund/VA

Oppenheimer Money Division	Oppenheimer Money Fund/VA

Oppenheimer International Growth Division*	Oppenheimer International Growth Fund/VA*

Panorama Growth Division	Panorama Growth Portfolio

Panorama Total Return Division	Panorama Total Return Portfolio

Panorama LifeSpan Capital Appreciation Division	Panorama LifeSpan Capital Appreciation Portfolio

Panorama LifeSpan Balanced Division	Panorama LifeSpan Balanced Portfolio

Panorama LifeSpan Diversified Income Division	Panorama LifeSpan Diversified Income Portfolio

MFS New Discovery Division	MFS New Discovery Series

MFS Emerging Growth Division	MFS Emerging Growth Series

MFS Research Division	MFS Research Series

T. Rowe Price New America Growth Division	T. Rowe Price New America Growth Portfolio

T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio

Fidelity Investments VIP II Contrafund Division	Fidelity VIP II Contrafund Portfolio – Service Class

* Prior to October 1, 1999, the Oppenheimer International Growth Fund/VA was called the Panorama International Equity Portfolio. Prior to May 1, 2000, the Oppenheimer International Growth Division was called the Panorama International Equity Division.

As custodian for the Separate Account, MassMutual holds the shares of the underlying Funds purchased by the Separate Account Divisions. The Separate Account purchases and redeems shares of the Funds at their net asset value. The net asset value is determined at the time of receipt of the purchase order or redemption request.

Some of the Funds available to You are similar to mutual funds offered in the retail marketplace. These Funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these Funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail mutual funds. In fact, performance of these Funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the Funds that are available to You in this policy and is not an indication of future performance of such Funds.

There is no assurance that the Funds will achieve stated objectives.  The Fund prospectuses contain more detailed information about the Funds. Current copies of the Fund prospectuses are attached to this prospectus. You should read the information contained in the Funds’ prospectuses before making allocations to any Division of the Separate Account.

MML Series Investment Fund

The MML Series Investment Fund (the “MML Trust”) is a no-load, open-end investment company. The MML Small Cap Value Equity Fund, MML Equity Fund, MML Equity Index Fund and MML Managed Bond Fund (collectively, the “MML Funds”) are separate series of shares of the MML Trust.

MassMutual acts as investment manager to each of the MML Funds. David L. Babson and Company, Inc. (“Babson”) serves as the investment sub-adviser to the MML Equity Fund and the MML Small Cap Value Equity Fund and as of January 1, 2000, Babson serves as the investment subadviser to the MML Managed Bond Fund. Babson is a wholly-owned subsidiary of DLB Acquisition Corporation, a controlled subsidiary of MassMutual.

MassMutual has also entered into an agreement with The Bankers Trust Company (“Bankers Trust”) to serve as the investment sub-adviser to the MML Equity Index Fund. MassMutual, Babson and Bankers Trust are registered as investment advisers under the Investment Advisers Act of 1940.

MML Small Cap Value Equity Fund
The MML Small Cap Value Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

MML Equity Fund
The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income by investing in equity securities.

MML Equity Index Fund – Class II Shares
The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.
(“Standard & Poor’s,”“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation regarding the advisability of investing in the Fund.)

MML Managed Bond Fund
The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment grade debt securities.

Oppenheimer Variable Account Funds

The Oppenheimer Variable Account Funds (the “Oppenheimer Funds”) is an investment company consisting of ten separate funds, all of which are offered under this policy.

OppenheimerFunds, Inc. (“OFI”) supervises the investment operations of the Oppenheimer Funds. OFI also determines the composition of each respective portfolio and advises and recommends investment policies and the purchase and sale of securities, pursuant to an investment advisory agreement with each Oppenheimer Fund.

OFI is located at Two World Trade Center, New York, NY 10048-0203 and has operated as an investment adviser since April 30, 1959. Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI, and ultimately controlled by MassMutual, owns OFI. OFI is registered as an investment adviser under the Investment Advisers Act of 1940.

Oppenheimer Global Securities Fund/VA
The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations which are considered to have appreciation possibilities. The Fund invests mainly in equity securities of U.S. and foreign issuers.

Oppenheimer Small Cap Growth Fund/VA
The Oppenheimer Small Cap Growth Fund/VA seeks capital appreciation. Current income is not an objective. In seeking its objective, the Fund invests mainly in common stocks of small cap companies that OFI believes have favorable growth prospects. The Fund currently defines “small cap issuer” as one having a market capitalization of up to $2.5 billion.

Oppenheimer Aggressive Growth Fund/VA
The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Capital Appreciation Fund/VA
The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing in securities of well-known established companies. The Fund invests mainly in equity securities.

Oppenheimer Main Street Growth & Income Fund/VA
The Oppenheimer Main Street Growth & Income Fund/VA seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

Oppenheimer Multiple Strategies Fund/VA
The Oppenheimer Multiple Strategies Fund/VA seeks a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks, debt securities, and money market instruments.

Oppenheimer High Income Fund/VA
The Oppenheimer High Income Fund/VA seeks a high level of current income. The Fund invests in unrated securities or high risk securities in the lower rating categories, commonly known as “junk bonds,” which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities.

Oppenheimer Strategic Bond Fund/VA
The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. The Fund invests in three market sectors: debt securities of foreign government and companies, U.S. government securities and lower-rated high-yield securities of U.S. and foreign companies.

Oppenheimer Bond Fund/VA
The Oppenheimer Bond Fund/VA seeks a high level of current income. The Fund seeks capital growth when consistent with its primary objective of high current income. This Fund invests mainly in investment grade debt securities.

Oppenheimer Money Fund/VA
The Oppenheimer Money Fund/VA seeks maximum current income that is consistent with stability of principal. The Fund invests in short-term, high quality “money market” securities.

Panorama Series Fund, Inc.

The Panorama Series Fund, Inc., (“Panorama Fund”) is an open-end investment company.

OFI supervises the investment operations of the Panorama Fund. OFI also determines the composition of each Panorama Portfolio, and advises and recommends investment policies and purchase and sale of securities, under an investment advisory agreement with each Panorama Portfolio.

Oppenheimer International Growth Fund/VA*
The Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States.
* Prior to October 1, 1999, the Oppenheimer International Growth Fund/VA was called the Panorama International Equity Portfolio.

Panorama Growth Portfolio
The Panorama Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is a secondary consideration.

Panorama Total Return Portfolio
The Panorama Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions.

Panorama LifeSpan Capital Appreciation Portfolio
The Capital Appreciation Portfolio seeks long-term capital appreciation through a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.

Panorama LifeSpan Balanced Portfolio
The Balanced Portfolio seeks a blend of capital appreciation and income through a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

Panorama LifeSpan Diversified Income Portfolio
The Panorama LifeSpan Diversified Income Portfolio seeks high current income, with opportunities for capital appreciation by investing in a strategically allocated consisting primarily of bonds.

MFS® Variable Insurance Trust SM

The MFS® Variable Insurance Trust SM (“MFS Trust”) is an open-end management investment company, organized as a Massachusetts business trust in 1994. The MFS New Discovery Series, MFS Emerging Growth Series and MFS Research Series (collectively referred to as “MFS Series”) are each a separate series of shares of the MFS Trust.

Massachusetts Financial Services Company (“MFS Co.”) advises the MFS Series. MFS Co. is a Delaware corporation and is located at 500 Bolyston Street, Boston, MA 02116.

MFS New Discovery Series
The MFS New Discovery Series seeks capital appreciation by investing, under normal market conditions, at least 65% of its total assets in companies that are believed to offer superior prospects for growth. Such securities may either be listed on the securities exchanges or traded in the over-the-counter markets and may be U.S. or foreign companies.

MFS Emerging Growth Series
The MFS Emerging Growth Series seeks to provide long-term growth of capital by investing primarily in common stocks of companies which are early in their life cycle, but which have the potential to become major enterprises (emerging growth companies).

MFS Research Series
The MFS Research Series seeks long-term growth of capital and future income by investing a substantial portion of its assets in equity securities of companies believed to possess favorable prospects for long-term growth. A smaller proportion of the Fund’s assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end investment company incorporated in Maryland in 1994. The T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price New America Growth Portfolio are each a separate series of shares of T. Rowe Price Equity Series, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) was founded in 1937 and is the investment adviser to each of the Portfolios. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, MD 21202.

T. Rowe Price Mid-Cap Growth Portfolio
The T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

T. Rowe Price New America Growth Portfolio
The T. Rowe Price New America Growth Portfolio seeks long-term growth of capital by investing in the common stocks of U.S. growth companies operating in service industries. Most of Portfolio assets are invested in service companies, we believe are above-average performers in their fields. The Portfolio may also invest up to 25% of total assets in nonservice-related growth companies.

Fidelity Variable Insurance Products Fund II

Fidelity Variable Insurance Products Fund II (“Fidelity VIP II”) is an open-end management investment company, organized as a Massachusetts business trust in 1988. The Fidelity Investments VIP II Contrafund Portfolio is a diversified fund of Fidelity Investments VIP II.

Fidelity Management & Research Company (“FMR”) is the investment adviser to the Fidelity VIP II Contrafund Portfolio. FMR is the management arm of Fidelity Investments. Fidelity Investment has its principal business address at 82 Devonshire Street, Boston, MA.

Fidelity Management & Research (U.K.) Inc. in London, England, and Fidelity Management & Research (Far East) Inc., in Tokyo, Japan, assist FMR with foreign investments. They each serve as sub-advisers for the Fidelity VIP II Contrafund Portfolio.

Fidelity Investments VIP II Contrafund Portfolio – Service Class
The Fidelity Investments VIP II Contrafund Portfolio (Service Class) seeks long-term capital appreciation by investing in the securities of companies whose value is not fully recognized by the public.

Fund Monitoring.
The MML Trust, Oppenheimer Funds, Panorama Fund, MFS Trust, T. Rowe Price Equity Series, Inc. and Fidelity VIP II were established to provide investment vehicles for variable life insurance contracts and variable annuities contracts. Shares of the MML Trust and Panorama Fund are not offered to the general public. They are offered solely to MassMutual separate investment accounts and other life insurance company separate accounts of MassMutual subsidiaries. Shares of the Oppenheimer Funds, MFS Trust, T. Rowe Price Equity Series, Inc. and Fidelity VIP II are also not offered to the general public. They are offered to insurance company separate accounts affiliated and unaffiliated with MassMutual which fund variable annuity, variable life insurance contracts and qualified plans.

Shares of the Funds may be sold to and held by separate accounts which fund variable annuity and variable life insurance contracts. As a result, certain conflicts of interests between variable annuity owners, variable life insurance policyowners and program investors may occur. Each Board of Trustees/Directors will monitor their respective Fund(s) for any material irreconcilable conflict of interest. Each will determine the appropriate action, if any, which should be taken if a material irreconcilable conflict arises between the holders of variable annuity contracts and variable life policies.

The Guaranteed Principal Account (GPA).

In addition to the Separate Account, You may allocate net premium or transfer account value to the GPA. Amounts You allocate or transfer to the GPA become part of MassMutual’s general account assets. You do not share in the investment experience of those assets. Rather, We guarantee a 3% rate of return on Your allocated amount. For amounts transferred to the GPA due to a policy loan, the guaranteed rate is the greater of: (a) 3%; and (b) the policy loan rate less a charge we declare. This charge is currently 0.75% and will not exceed 1.25%.

Although We are not obligated to credit interest at a rate higher than this minimum, We will credit and guarantee a secondary interest rate, which may be higher but will never be lower than the minimum, for the calendar year 2000. We may also pay a rate of interest in excess of that secondary guarantee for such periods. At Your request, We will inform you of the then applicable rate or rates.

Because of exemptive and exclusionary provisions, MassMutual has not registered interests in Our general account under the Securities Act of 1933. We also have not registered the general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any interests therein are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Premiums.

There are two premium concepts under the policy:

1.	Minimum Initial Premium.

2.	Modal Term Premium.

1. Minimum Initial Premium.
You must pay the minimum initial premium and submit the application and all other required forms in good order to Our Home Office before We will issue Your variable rider. The minimum initial premium is $500 and it must be paid either in one lump sum or via payroll deduction throughout the first Policy Year.

There is no $500 minimum initial premium payment requirement to activate the variable rider in the states where We issue the policy as a group flexible premium variable adjustable life insurance certificate instead of as a variable rider to a group flexible premium adjustable life insurance certificate.

2. Modal Term Premium.
Your employer pays the estimated premium amount that is necessary to cover the premium deductions and monthly deductions We assess under the policy during a period of time selected by Your employer. We call the estimated premium amount a modal term premium. The period of time selected by Your employer can be one month, one quarter, a six month period or one year. We call this period of time the modal term.

We base the modal term premium for a policy upon:

•	cost of insurance rates;

•	the sales load;

•	the state premium tax charge;

•	the deferred acquisition cost tax charge;

•	the administrative charge; and

•	any applicable rider charges.

The modal term premium for Your policy may be subject to minimum and maximum amounts depending on:

•	the selected face amount of Your policy;

•	the insured’s age; and

•	the employer group.

Please refer to Appendix E for the calculation of a hypothetical modal term premium.

The modal term selected by the employer in the participation agreement forms the basis for the billing cycle for your policy. If the employer selects a monthly modal term, then We will send Your employer a monthly premium invoice for your policy. If the employer selects a yearly modal term, then We will send Your employer an annual premium invoice. The employer may change the selected modal term at any time by written request to Us. Your modal term is specified in Your policy’s schedule page.

If You become disassociated with the employer or if Your employer no longer sponsors the program, You may elect to continue the policy on Your own. If You choose to continue the policy, You will become vested in all policy rights previously held by Your employer, including the right to change the modal term to any mode but monthly. In this event, We will discontinue billing for Your modal term premium.

There is no penalty if the employer does not pay the modal term premium. Payment of this amount does not guarantee coverage for any period of time. Even if the employer pays modal term premiums, the policy terminates if the account value becomes insufficient to pay account value charges and the grace period expires without sufficient payment.

Minimum and Maximum Premium Payments.
While Your policy is in force, You may pay premiums at any time before the death of the insured subject to certain restrictions. There are no minimum or maximum premium payments under the policy.

We have the right to refund a premium paid in any year if it will increase the net amount at risk under the policy. Premium payments should be sent to Our Home Office or to the address indicated for payment on the premium reminder notice.

Net Premium Allocation.
You choose the percentages of Your net premiums to be allocated to the Separate Account Divisions and/or the GPA. You may choose any whole-number percentages as long as the total is 100%. You may allocate net premium payments to a maximum of eight Separate Account Divisions and the GPA at any time. You may also change Your allocation of future net premiums at any time without charge by written request or by any other means acceptable to Us including, but not limited to, requests by telephone, facsimile, electronic mail or the Internet. To allocate net premiums or to transfer account value to a ninth Separate Account Division, You must transfer 100% of the account value from one or more of Your eight selected Separate Account Divisions.

During Your free look period, we will apply Your first net premium to the GPA, provided the premium equals or exceeds the minimum net first policy premium. At the end of the free look period, We will apply Your account value to the GPA and/or Separate Account Divisions according to Your instructions and subject to Our current allocation rules.

Termination.

We will not terminate Your policy for failure to pay premiums. Instead, We will terminate Your policy if on a monthly calculation date the account value less any policy debt is insufficient to cover the total monthly deduction. Your policy will then enter a 61-day grace period.

Grace Period.
We allow You 61 days to pay any premium necessary to cover an overdue monthly deduction. You will receive a notice from Us which states the overdue amount and premium due. During the 61-day grace period, the policy remains in force. Your policy will terminate without value if We do not receive the premium due by the later of 61 days or 30 days after We have mailed the written notice.

Death Benefit Under the Policy.

The death benefit is the amount We pay to the designated beneficiary(ies) when the insured dies. Upon receiving proof of death, We pay the beneficiary the death benefit amount determined as of the date the insured dies. The beneficiary may direct Us to pay all or part of the benefit in cash or to apply it under one or more of Our payment options.

Minimum Face Amount.
To qualify as life insurance under federal tax laws currently in effect, the policy has a minimum face amount. We determine the minimum face amount by multiplying the account value by the minimum face amount percentage. The percentages depend upon the insured’s age.

Death Benefit Options.
In the application or enrollment form, You choose a selected face amount and death benefit option. We offer two death benefit options:

1. Death Benefit Option A:

the death benefit is the greater of the selected face amount in effect on the date of death or the minimum face amount in effect on the date of death.

2. Death Benefit Option B:

the death benefit is the greater of (a) the sum of the selected face amount in effect on the date of death plus the account value on the date of death or (b) the minimum face amount in effect on the date of death.

If the insured dies while the policy is in force, We will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any account value charges that apply for the period beyond the date of death; and

•	We deduct any policy debt outstanding on the date of death; and

•	We deduct any account value charges unpaid as of the date of death.

If the insured dies after the first policy year, We will also include a pro-rata share of any dividend allocated to the policy for the year death occurs.

Under death benefit option A, the death benefit amount is unaffected by Your policy’s investment experience unless the death benefit is based on the minimum face amount. Under death benefit option B, the death benefit amount may increase or decrease by investment experience.

We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the interest payment option.

Example:  The following example shows how the death benefit may vary as a result of investment performance and death benefit option in effect on the date of death.

	Policy A	Policy B
(a) Selected face amount:	$100,000	$100,000
(b) Account value on date of death	$30,000	$50,000
(c) Minimum face amount percentage on date of death:	280%	280%
(e) Minimum face amount (b x c):	$84,000	$140,000
Death benefit if death benefit option A is in effect [greater of (a) or (d)]:	$100,000	$140,000
Death benefit if death benefit option B is in effect [greater of (a + b) or (d)]:	$130,000	$150,000

The examples assume no additions to or deductions from the selected face amount or minimum face amount are applicable.

You may change Your death benefit option by written request and subject to Our guidelines regarding proof of insurability. There is no charge for a change in death benefit option. The effective date of the change will be Your first policy anniversary on, or next following, the later of:

•	15 days after We receive and approve Your written request for such change; or

•	the requested effective date of the change.

Changes In Selected Face Amount.
You may increase the selected face amount by sending Us a new enrollment form, or by sending Us an application if You are no longer associated with your employer. We may request adequate evidence of insurability for an increase. We will not allow an increase in the selected face amount after the policy anniversary date following the insured’s 75 th birthday. Additionally, any increase in the selected face amount will be effective on the monthly calculation date which is on, or next follows, the later of:

•	15 days after We have received and approved Your written request for such change; or

•	the requested effective date of the change.

Any increase for policyowners no longer associated with the employer must be at least $5,000.

You may also decrease Your policy’s selected face amount. We allow a decrease in the selected face amount only once per policy year. The selected face amount after a decrease must be at least $50,000. Any requested decrease in the selected face amount will be effective on the monthly calculation date which is on, or next follows the later of :

•	15 days after We receive and approve Your written request for such change;

•	the one year period following the effective date of Your previously requested decrease; or

•	the requested effective date of the change.

Account Value.

The account value of Your policy is the value in the Separate Account Divisions plus the value in the GPA. Initially, this value equals the net amount of the first premium You and Your employer paid under the policy. We apply this amount to the GPA until the expiration of the free look period. The account value is then allocated among the Separate Account Divisions and/or the GPA according to Your instructions, subject to applicable restrictions. We always apply billed modal term premiums payable by the employer to the GPA.

The purchase and sale of accumulation units will affect Your account value in the Separate Account Divisions. We purchase and sell units at the unit value as of the valuation time on the valuation date if We receive Your transaction request before the valuation time. Otherwise, We will purchase and sell units to complete Your request at the unit value as of the valuation time on the next following valuation date, or a later date if You request. We determine unit values on each valuation date.

Investment Return.
The investment return of a policy is based on:

•	The account value held in each Separate Account Division for that policy;

•	The investment experience of each Separate Account Division as measured by its actual net rate of return; and

•	The interest rate credited on account value held in the GPA.

The investment experience of a Separate Account Division reflects:

•	increases or decreases in the net asset value of the shares of the underlying fund;

•	any dividend or capital gains distributions declared by the fund; and

•	any charges against the assets of the Separate Account Division.

We determine the investment experience each day on each valuation date. The actual net rate of return for a Separate Account Division measures the investment experience from the end of one valuation date to the end of the next valuation date.

Cash Surrender Value.
You may surrender Your policy for its cash surrender value at any time while the insured is living. The cash surrender value is:

•	Account value; less

•	Any outstanding policy debt.

There is no surrender charge.

Your surrender is effective on the date We receive the policy and a fully completed written request at Our Home Office, unless You select a later effective date. If, however, We receive Your surrender request on a date that is not a valuation date or after a valuation time, then Your surrender will be effective on the next valuation date.

Transfers.
You may transfer all or part of the account value among the policy’s Separate Account Divisions and the GPA by written request or by any other means acceptable to Us including, but not limited to, requests by telephone, facsimile, electronic mail or the Internet. In Your transfer request, You must indicate the dollar amount or the whole-number percentage You wish to transfer. There is no limit on the number of transfers You may make from the Separate Account Divisions.

You may maintain account value in a maximum of eight Separate Account Divisions and the GPA at any one time. If You want to transfer net premium or transfer account value to a ninth Division, You must transfer 100% of the account value from one or more of the eight active Separate Account Divisions.

You may transfer all account value in the Separate Account to the GPA at any time without incurring a fee. The transfer will take effect when We receive Your signed, written request.

We will consider all transfers made on one valuation date to be one transfer.

We currently do not charge a fee for transfers. We, however, reserve the right to charge a fee for transfers if there are more than twelve transfers in a policy year.

This fee will not exceed $10 per transfer.

You may only transfer account value from the GPA to the Separate Account once per policy year. This transfer may not exceed the lesser of:

•	25% of Your account value in the GPA at the time of Your transfer, or

•	Your account value in the GPA less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

For purposes of this transfer restriction, Your account value in the GPA does not include policy debt. However, You may transfer 100% of Your account value in the GPA to the Separate Account if:

•	You have transferred 25% of Your account value in the GPA in each of the previous three policy years, and

•	You have not allocated premium payments or made transfers to the GPA during any of the previous three policy years, except as a result of a policy loan.

You cannot transfer GPA account value equal to any policy debt.

Automated Account Value Transfer.
Automated account value transfer allows You to make monthly transfers of account value in a Separate Account Division to any combination of Separate Account Divisions and the GPA. You must specify the amount You wish to transfer as a dollar amount or a whole-number percentage. Automated account value transfers are not available from more than one Separate Account Division or from the GPA. We consider this process as one transfer per policy year.

You can elect, change or cancel automated account value transfer on any valuation date, provided We receive a fully completed written request. We will only make transfers on the monthly calculation date. The effective date of the first automated transfer will be the first monthly calculation date after We receive Your request at Our Home Office. If We receive Your request before the end of the free look period, Your first automated transfer will occur at the end of this period.

Transfers will occur automatically. However, You must specify:

•	the Separate Account Division We are to transfer from; and

•	the Separate Account Division(s) and/or GPA We are to transfer to; and

•	the length of time during which transfers will continue.

If Your transfer amount is greater than Your account value in the Separate Account Division We are transferring from, then We will transfer Your remaining value in that Division in the same proportion as Your previously transferred amounts. We will not process any more automated transfers thereafter.

Automated Account Re-Balancing.
Automated account re-balancing permits You to maintain a specified whole-number percentage of Your account value in any combination of the Separate Account Divisions and the GPA. We must receive a fully completed written request in order to begin Your automated account re-balancing program. Then, We will make transfers on a quarterly basis to and from the Separate Account Divisions and the GPA to re-adjust Your account value to Your specified percentage. The minimum amount We will transfer under this provision is $5.00.

This program allows You to maintain a specific fund allocation. Quarterly re-balancing is based on Your policy year. We will re-balance Your account value only on a monthly calculation date. We consider automated account re-balancing as one transfer per policy year.

You can elect or cancel automated account re-balancing on any valuation date, provided We receive a fully completed written request. You may only change allocation percentages once each policy year. In addition, You may only reduce Your allocation to the GPA by up to 25% once each policy year.

The effective date of the first automated re-balancing will be the first monthly calculation date after We receive Your request at the Home Office. If We receive the request before the end of the free look period, Your first re-balancing will occur at the end of the free look period. The automated account re-balancing program is not subject to the restrictions on transfers from the GPA to the Separate Account.

You may participate in either the automated account value transfer program or the automated account re-balancing program at one time.

Withdrawals.
After Your policy has been in force for six months, You can withdraw value from Your policy on any monthly calculation date. You must send written request to Our Home Office.

•	Minimum withdrawal amount: $500 (before deducting the withdrawal charge).

•	Maximum withdrawal amount: cash surrender value less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

We deduct the withdrawal amount from Your account value as of the valuation time on the applicable monthly calculation date. You must specify the GPA or the Separate Account Division(s) from which the withdrawal is to be made. If You do not specify otherwise, We will withdraw the amount in proportion from Your values in the Separate Account Divisions and the GPA in excess of one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction, and subject to restrictions on amounts in the GPA. The withdrawal amount may not exceed the non-loaned account value of a Separate Account Division or GPA. A withdrawal from the GPA may not exceed an amount equal to one plus the number of monthly calculation dates remaining in Your modal term multiplied by Your most recent monthly deduction.

We deduct a charge of 2.0% of the amount You withdraw. This charge will not exceed $25.00.

We will reduce Your account value by the amount of the withdrawal. If necessary, We will reduce Your policy’s selected face amount to prevent an increase in the amount at risk, unless You provide Us with satisfactory evidence of insurability. Withdrawals may have tax consequences.

Policy Loan Privilege.

The policy loan privilege becomes effective 6 months after the policy date. You can take a loan on Your policy at any time while the insured is living. The maximum loan is:

•	90% of your account value at the time of the loan; less

•	any outstanding policy debt before the new loan; less

•	interest on the loan being made and on any outstanding policy debt to the next policy anniversary date; less

•	an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

You must properly assign Your policy to Us as collateral for the loan.

Source of Loan.
We deduct Your requested loan amount from the Separate Account Divisions and the GPA in proportion to the non-loaned account value of each on the date of the loan request. However, an amount equal to one plus the number of monthly calculation dates remaining in Your modal term multiplied by your most recent monthly deduction must remain in the GPA. We liquidate shares taken from the Separate Account Divisions and transfer the resulting dollar amounts to the GPA. These dollar amounts become part of the loaned portion of the GPA. You may not borrow from the loaned portion of the GPA.

We may delay any loan from the non-loaned portion of the GPA for up to six months. We may also delay any loan from the Separate Account if:

•	the New York Stock Exchange is closed, except for normal weekend and holiday closings, or

•	trading is restricted, or

•	the Securities and Exchange Commission determines that an emergency exists, or

•	the Securities and Exchange Commission permits Us to delay payment.

If Loans Exceed the Policy Account Value.
Policy debt is Your outstanding loan balance, including accrued interest. Policy debt must not exceed Your account value. If this limit is reached, We may terminate the policy. If We terminate Your policy for this reason, We will notify You, and any assignee shown on our records, in writing. This notice states the amount necessary to bring the policy debt back within the limit. If We do not receive a payment within 30 days after the date We mailed the notice, the policy terminates without value at the end of those 30 days. Termination of a policy under these circumstances could cause You to recognize gross income.

Interest.
Your employer elects a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a case must have the same fixed or adjustable loan rate. We set the adjustable loan rate each year that will apply for the next policy year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody’s Investors Service. If Moody’s is no longer published, We will use a substantially similar average. The maximum rate is the greater of:

•	the published monthly average for the calendar month ending two months before the policy year begins; or

•	5%.

We will increase the rate if the maximum limit is at least 1/2% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least 1/2% lower than the rate in effect for the previous year.

Interest accrues daily, becoming part of the policy debt. Interest is due on each policy anniversary. If You do not pay interest when due, We will add the interest to the loan, and it will bear interest at the same rate. We treat any interest capitalized on a policy anniversary the same as a new loan. We will deduct this capitalized interest from the Separate Account Divisions and the GPA in proportion to the non-loaned account value in each.

Repayment.
You may repay all or part of any policy debt at any time while Your policy is in force. Upon repayment, We will transfer values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Separate Account Division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account Division and/or the GPA at the time of repayment. If You do not repay the loan, We deduct the loan amount due from the surrender value or death benefit.

Interest Credited on Loaned Value.
The amount equal to any outstanding policy loans is held in the GPA. This amount is credited with interest at a rate which is the greater of 3.0% or Your policy loan rate, less a MassMutual declared charge. This charge is currently .75%. We guarantee that this charge will not exceed 1.25%.

Effect of Loan.
Your policy loan reduces the death benefit and cash surrender value under the policy by the amount of the loan. Your repayment of the loan increases the death benefit and cash surrender value by the amount of the repayment.

As long as a loan is outstanding, a portion of Your policy’s account value equal to the loan is held in the GPA. The Separate Account’s investment performance does not affect this amount. Tax consequences may result if You have policy debt when you surrender Your policy.

Part II - Additional Provisions of the Policy.

Paid-up Policy Date.

The paid-up policy date is the policy anniversary nearest the insured’s 100th birthday. On this date, Your selected face amount automatically changes to equal the account value. As of this date and thereafter, the death benefit option will be death benefit option A, the charge for cost of insurance will be $0 and We will no longer accept premium payments. We will continue to deduct any other account value charges. The policy does not lapse after the paid-up policy date. Your payment of planned annual premiums does not guarantee that the policy will continue in force to the paid-up policy date.

Reinstatement.

For a period of five (5) years after termination, You can request that We reinstate the policy during the insured’s lifetime. We will not reinstate the policy if it has been surrendered for its cash surrender value. A termination and/or reinstatement may cause the policy to become a modified endowment contract.

Before We reinstate the policy, We must receive the following:

•	A premium payment that will produce an account value equal to 3 times the total account value charges for the policy on the monthly calculation date on or next following the date of reinstatement;

•	Evidence of insurability satisfactory to us; and

•	Where necessary, a signed acknowledgement that the policy has become a modified endowment contract.

If We do reinstate the policy, Your policy’s selected face amount for the reinstated policy will be the same as if the policy had not terminated.

Payment Options.

Upon full surrender or the insured’s death, We will pay the entire cash surrender value or all or part of the death benefit in cash or as a series of level payments under a payment option. Your payments will no longer be affected by the investment experience of the Separate Account Divisions or the GPA.

To receive payments under any of the following options, the proceeds must be at least $2,000. If the payments under any option are less than $20 each, We reserve the right to make payments at less frequent intervals. Your payment option choices are:

A.
Fixed Amount Payment Option. We make a monthly payment for an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount We hold runs out.

B.	Fixed Time Payment Option. We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:

•	the total amount applied;

•	the period selected;

•	and the interest rate We credit to the unpaid balance.

C.	Lifetime Payment Option. We make equal monthly payments on the life of a named person. Three variations are available:

•	Payments for life only;

•	Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or

•	Payments guaranteed for the amount applied or the death of the named person, whichever is later.

D.	Interest Payment Option. We hold amounts applied under this option. We will pay interest monthly of at least 3% per year on the unpaid balance.

E.
Joint Lifetime Payment Option. We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:

•	Payments guaranteed for 10 years or when both named persons die, whichever is later; and

•	Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.

F.
Joint Lifetime Payment Option with Reduced Payments. We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.

Withdrawal Rights under Payment Options.
If provided in the payment option election, You may withdraw all or part of the unpaid balance or apply it under any other option. However, You may not withdraw payments which are based on a named person’s life.

Beneficiary.

A beneficiary is any person You name on Our records to receive insurance proceeds after the insured dies. You name the beneficiary in the policy application. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

You may name any beneficiary as an irrevocable beneficiary. We need the consent of an irrevocable beneficiary if You wish to change that beneficiary. We also need the consent of any irrevocable beneficiary if You wish to exercise any policy right except the right to reinstate the policy after termination.

If no beneficiary is living when the insured dies, we will pay the death benefit to the policyowner unless instructed otherwise. If the policyowner is deceased, then We will pay the death benefit to the policyowner’s estate.

Changing the Policyowner or Beneficiary.

You may change the policyowner or any beneficiary during the insured’s lifetime by writing to Our Home Office. The change takes effect as of the date of the request, even if the insured dies before We receive it. Different rules apply if You named an irrevocable beneficiary.

Assignment.

You may assign Your policy as collateral for a loan or other obligation, subject to any outstanding policy debt. For any assignment to be binding on us, We must receive a signed assignment in proper form at Our Home Office. We are not responsible for the validity of any assignment.

Dividends.

Each year We determine the money available to pay dividends. We then determine if We will pay any dividend under the policy. We will pay any dividend on Your policy anniversary. If the insured dies after the first policy year, We will include as part of the death benefit a pro rata share of any allocated dividend for the year death occurs. We do not expect to pay any dividends under the policies.

Limits on Our Right to Challenge the Policy.

We reserve the right to contest the validity of a policy within two years from its issue date, reinstatement or an increase in the selected face amount. After that two-year period, We cannot contest its validity, except for failure to pay premiums.

Misstatement of Age.

We will make an adjustment if the insured’s date of birth in the application is not correct. If the adjustment is made when the insured dies, We will adjust the death benefit by the most recent cost of insurance charge according to the correct age. If We make the adjustment before the insured dies, We will base future monthly deductions on the correct age.

Suicide Exclusion.

If the insured commits suicide whether sane or insane within two years from the issue date, We will pay a limited death benefit in one sum to the beneficiary. The limited death benefit is the amount of premiums paid for the policy, less any policy debt or amounts withdrawn.

If the insured commits suicide whether sane or insane within two years from an increase in the selected face amount and while the policy is in force, We will pay a limited benefit to the beneficiary. The limited death benefit is the cost of insurance charges associated with the selected face amount increase plus the death benefit in effect two years prior to the suicide.

When We Pay Proceeds.

If the policy has not terminated, We will normally pay the cash surrender value, loan proceeds or the death benefit within 7 days after We receive all required documents in proper form at Our Home Office. We can delay payment of the cash surrender value, any withdrawal from the Separate Account, Separate Account loan proceeds or the death benefit during any period that:

•	It is not reasonably practicable for Us to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings, or trading is restricted; or

•	The Securities and Exchange Commission determines that an emergency exists; or

•	The Securities and Exchange Commission permits Us to delay payment for the protection of our policyowners.

We may delay payment of any cash surrender value or loan proceeds from the GPA for up to 6 months from the date the We receive the request at Our Home Office.

We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. When the investigation is complete, We generally determine within five days whether the claim should be paid and make payments promptly. If We delay payment for 10 working days or more from the effective date of surrender or withdrawal, We will add interest at the same rate as is paid under the interest payment option at that time. The minimum amount of such interest is $25.

Free Look Provision.

You may cancel the certificate within 10 days (or longer if required by state law) after You have received the certificate. Your election of the variable account rider does not increase or decrease the duration of this free look period. If You choose to cancel the certificate within the free look period, You should mail or deliver the certificate and certificate delivery receipt (if applicable) either to Us or to the agent who sold the certificate or to one of our agency offices. If the You cancel the certificate in this fashion, We will make a refund to You. The refund equals either:

•	the account value plus any premium deduction(s) and monthly deduction(s) reduced by any amounts You borrowed or withdrew; or,

•	where required by state law, all premiums paid, reduced by any amounts borrowed or withdrawn.

During the free look period, We will apply the initial net premium We receive under certificates to which a variable rider has been added to the GPA. If You elect the variable account rider after the free look period applicable to Your certificate has expired, We will apply the net premiums You pay among the GPA and the Divisions of the Separate Account in accordance with Your instructions.

Additional Benefits By Rider.

At Your employer’s request, the policy can include additional benefits. We approve these benefits based on Our standards and limits for issuing insurance and classifying risks. Any additional benefit We provide by rider is subject to the terms of both the rider and the policy. We deduct the cost of any rider from Your account value. Subject to state availability, the following riders are available.

Accelerated Benefits Rider.
This rider permits part of the proceeds of the policy to be available before death if the Insured becomes terminally ill. We will require proof, satisfactory to Us, that the Insured is terminally ill and is not expected to live longer than 12 months prior to activation of the rider. In return for the advanced payment, We establish a lien against the policy, equal to the amount of the accelerated benefit. We do not charge interest against the lien. This rider is available under all policies and there is currently no charge for this rider.

Accidental Death and Dismemberment Rider.
With this rider We will pay a benefit equal to a percentage of the accidental death and dismemberment rider face amount specified in the following table if the Insured dies or becomes dismembered due to accidental causes prior to attaining age 65. The rider’s selected face amount will be the lesser of the policy’s selected face amount or $500,000. Your employer determines whether this rider becomes available under Your policy.

Loss of	Percent of Rider Face Amount Payable

Life	100

Both Limbs	100

Both Arms	100

Sight of Both Eyes	100

One Limb and Sight of One Eye	100

One Arm and Sight of One Eye	100

One Limb or One Arm	50

Vision of One Eye	50

Waiver of Monthly Charges Rider.
This rider allows Us to waive the account value charges of Your policy for at least two years if:

•	the insured becomes totally disabled before the policy anniversary after the insured’s 65 th birthday; and

•	such total disability continues for 6 months.

The Waiver of Monthly Charges Rider will terminate when any of the following occurs:

•	The insured is no longer disabled; or

•	You do not give us the required satisfactory proof of continued total disability; or

•	The insured fails or refuses to have a required examination; or

•	The policy anniversary date after the insured’s 65 th birthday, or, if later, the date two years from the date the total disability began.

Part III – Other Important Information.

Federal Income Tax Considerations.

The following discussion presents a general description of the federal income tax consequences of the policy, in accordance with Our understanding of current federal income tax laws. It is not an exhaustive study of all tax issues that might arise under the policy. This discussion is not intended as tax advice. We make no representation as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. We reserve the right to make changes in the policy to ensure it qualifies as life insurance for tax purposes. We do not address state or other applicable tax laws in this discussion. We make no guarantee regarding the future tax treatment of any policy.

For complete consideration of federal and state tax consequences, You should consult a qualified tax adviser prior to purchasing the policy.

Under current state laws, We may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in state or local tax laws, We reserve the right to charge the Separate Account for such taxes if attributable to the Separate Account.

Policy Proceeds, Premiums and Loans.
We believe the policy meets the statutory definition of life insurance under Internal Revenue Code (“Code”) Section 7702 and thus receives the same tax treatment as that given to fixed benefit life insurance. As a result, the policy’s death benefit is generally excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code. An exception to this general rule is where a policy has been transferred for value. In that case, the only portion of the death benefit that can be excluded from gross income is the amount equal to the consideration paid for the transfer of ownership plus any subsequent premiums paid by the new owner.

Upon Your full surrender of a policy for its cash surrender value, You may recognize ordinary income for federal tax purposes. Ordinary income is the amount by which:

•	account value, including

•	outstanding policy debt (which may include unpaid interest), exceeds

•	premiums paid but not previously recovered.

Decreases in selected face amount and withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) states that if a reduction of future benefits occurs during the first 15 years after a policy is issued and if there is a cash distribution associated with that reduction, You may be taxed on all or part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. Generally, if a taxable event does not otherwise exist, a withdrawal is taxable only if it exceeds Your net unrecovered premium contributions. We suggest that You consult Your tax adviser prior to decreasing Your selected face amount or taking a withdrawal.

If You change the policyowner or the insured or exchange or assign Your policy, tax consequences may occur. We also believe that under current law any policy loan will be treated as policy debt. Therefore, no part of any loan under a policy will constitute income to You. Under the “personal” interest limitation provisions of the Code, interest on policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for “trade or business” or “investment” purposes. We suggest You consult Your tax adviser for further guidance on the deductibility for tax purposes of the interest on policy loans.

If a business or corporation owns the policy, the Code may impose additional restrictions. The interest deduction available for loans against a business-owned policy is limited. A business could lose a portion of its deduction for interest paid on general debt, if it holds cash value life insurance on a person who was not an employee, officer, director or 20% owner of the business at the time the policy was issued. For those corporations subject to the alternative minimum tax, there may be an indirect tax upon the inside build-up of gain. The corporate alternative minimum tax could also apply to a portion of the amount by which death benefits received exceed the policy’s cash value at date of death.

Federal, state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary.

For complete information on the impact of changes to Your policy and federal and state tax considerations, You should consult a qualified tax adviser.

Modified Endowment Contracts.
If Your policy becomes a modified endowment contract, loans, collateral assignments, and other amounts distributed are taxable to the extent of any accumulated income in the policy. In general, the amount subject to tax is the excess of the account value (both loaned and unloaned) over the previously unrecovered premiums paid. Any death benefits We pay under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A policy is a modified endowment contract if it satisfies the definition of life insurance in the Code, but fails the additional “7-pay test.” A policy fails this test if the accumulated amount paid under the policy at any time during the first seven policy years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Regardless, a policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require Us to re-test a policy to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause Us to re-test the policy as if it had originally been issued with the reduced death benefit. If the premiums actually paid into a policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the policy will become a modified endowment contract. This change is effective retroactively to the contract year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a “material change” occurring at any time while the policy is in force will require Us to re-test the policy to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term “material change” includes many increases in death benefits.

Since the policy provides for flexible premium payments, We will carefully monitor the policy to determine whether increases in death benefits or additional premium payments cause either the start of a new 7-pay test period or the taxation of distributions and loans. All additional premium payments will be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual policyowners. These exceptions include:

•	distributions made on or after the date the taxpayer attains age 59 [1] /2; or

•	distributions attributable to the taxpayer’s becoming disabled; or

•	distributions that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

Once a policy fails the 7-pay test, loans, collateral assignments, and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure and may result in tax consequences.

For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the contracts required to be aggregated.

You should consult a qualified tax adviser for complete information on modified endowment contract status, especially in the case of a corporate-owned policy.

Diversification Standards.
To comply with final regulations under Code Section 817(h) (“Final Regulations”), each Fund is required to diversify its investments. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality, however, is treated as a separate issuer.

We intend to comply with the Final Regulations to ensure the policy continues to qualify as life insurance for federal income tax purposes. If future regulations are issued regarding whether a policyowner may direct investments to a particular division of a separate account, We reserve the right to modify the policy as necessary to prevent the policyowner from being considered the owner of the assets of the Separate Account.

Your Voting Rights.

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, as amended, You have voting rights. You are entitled to instruct Us how to vote the Funds’ shares held in the Separate Account that are attributable to Your policy at shareholder meetings. We determine who has voting rights as of the record date for the meeting.

We determine the number of Fund shares held in the Separate Account attributable to Your policy by dividing Your account value in each Division, if any, by $100. We count fractional votes.

In order to exercise Your voting rights, We will send You proxy material and an instruction form. If We have not received effective voting instructions, We will vote Fund shares held by the Separate Account in the same proportion as the shares for which We received instructions, if required by law. Otherwise, We reserve the right to vote such shares at Our own discretion.

Our Rights.

We reserve the right to take certain actions in connection with Our operations and the operations of the Separate Account. We will act in accordance with applicable laws. If required by law or regulation, We will seek Your approval.

Specifically, We reserve the right to:

•	Create new segments of the Separate Account for any new variable life insurance products We create in the future;

•	Create new Separate Accounts;

•	Combine any two or more Separate Accounts;

•	Make available additional Separate Account Divisions investing in additional investment companies;

•	Eliminate one or more Separate Account Divisions;

•	Substitute or merge two or more Separate Account Divisions or Separate Accounts;

•	Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

•	Operate the Separate Account as a management investment company under the Investment Company Act of 1940, as amended, or in any other form permitted by law;

•	De-register the Separate Account under the Investment Company Act of 1940, as amended, if registration is no longer required; and

•	Change the name of the Separate Account.

We reserve all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use Our name or part of it, but We may also withdraw this right.

Records And Reports.

We maintain all Separate Account and GPA records and accounts. Each year within 30 days after Your policy anniversary, We will mail to You a report showing:

•	Your account value at the beginning of the previous policy year;

•	all premiums paid during the previous policy year;

•	all additions to and deductions from Your account value during the policy year; and

•	the account value, death benefit, cash surrender value and policy debt as of Your last policy anniversary.

We will include any additional information required by any applicable law or regulation in this report.

Sales And Other Agreements.

MML Distributors, LLC (“MML Distributors”) a wholly-owned subsidiary of MassMutual, is the principal underwriter of the policy. MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, serves as the co-underwriter of the policies. Both MML Distributors and MMLISI are located at 1414 Main Street, Springfield, MA 01144-1013. Each underwriter is registered with the Securities and Exchange Commission (“SEC”) as a broker-dealer under the Securities Exchange Act of 1934. Each is also a member of the National Association of Securities Dealers, Inc. (“NASD”).

MML Distributors may enter into selling agreements with other registered SEC broker-dealers who are also members of the NASD. These are selling brokers.

We also sell the policies through state insurance licensed agents. These agents are also registered representatives of selling brokers or of MMLISI.

When a supplement to the application requesting one of the policies is completed, it is submitted to us. The selling broker or co-underwriter performs suitability review. In some cases, We perform insurance underwriting. If We accept the application, we determine the insured’s risk classification. If We do not accept the application, We will refund any premium paid.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policies. We pay commissions through MMLISI and MML Distributors to agents and selling brokers.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Commissions.

Agents or selling brokers receive commissions as a percentage of the premium paid. General Agents may also receive compensation as a percentage of premium paid. Commissions paid will not exceed 24% of Modal Term Premiums, plus 3% of premiums paid in excess of the Modal Term Premium, plus 0.20% of the Policy’s average annual Variable Account Value.

Agents and General Agents may receive commissions at lower rates on Policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

If a selling broker, agent or General Agent produces $1,000,000 of excess premium from the sale of a policy during any calendar year, We will pay that selling broker, agent or General Agent additional compensation equal to 1% of the excess premium received during that calendar year in which the production goal was met. We define excess premium as premium We receive in excess of the policy’s modal term premium.

Bonding Arrangement.

We maintain an insurance company blanket bond which provides $100,000,000 coverage for MassMutual officers, directors and employees and general agents and agents. The blanket bond is subject to a $350,000 deductible.

Legal Proceedings.

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While We are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operation or liquidity.

Experts.

We have included the 1999 audited statutory financial statements of MassMutual and the 1999 audited financial statements of the Strategic Group Variable Universal Life Segment of the Separate Account I in this prospectus in reliance on the reports of Deloitte & Touche LLP, independent auditors’, given on the authority of that firm as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

The 1998 and 1997 audited statutory financial statements of MassMutual and the 1998 audited financial statements of the Strategic Group Variable Universal Life Segment of the Separate Account I were audited by auditors other than Deloitte & Touche LLP.

John M. Valencia, Assistant Vice President for MassMutual, has examined the illustrations in Appendix C of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.

Financial Statements.

You should consider the financial statements of MassMutual and the Strategic Group Variable Universal Life segment of the Separate Account included in Appendix F of this prospectus only as bearing upon Our ability to meet Our obligations under the policy.

Appendix A – Glossary

Application:

The form used to apply for the initial selected face amount when underwriting is involved and the form used to apply for an increase in the selected face amount of the policy after You cease to be associated with an employer. An employer must complete a master application in order to initially apply for the program. You must complete a supplement to the application in order to apply for the policy.

Case:

A group of policies sold to individuals with a common employment or other non-insurance motivated relationship.

Employee:

A person who is associated with an employer and the spouse of such person.

Employer:

The employer, association, sponsoring organization or trust which has executed a participation agreement electing participation in a group contract.

Enrollment Form:

A document used by potential certificate owners to apply for the certificates and to apply for an increase in the selected face amount of the certificate when the certificate owner is associated with an employer and no underwriting is involved.

Group Contract:

A group flexible premium adjustable life insurance contract in which the employer elects to participate and which is issued by Us.

Insured:

Person whose life the policy insures.

Issue Date:

The date the policy is in force. It is also the start date of the suicide exclusion and contestability periods.

Modal Term:

A period selected by the employer for which modal term premiums will be paid in advance by the employer. This period may be monthly, quarterly, semi-annual or annual. Your modal term at the time of policy issue is specified in Your policy schedule page.

Monthly Calculation Date:

The date the account value charges are due. The first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same date of each calendar month thereafter.

Monthly Deductions:

The deductions from the account value under the policy which We generally deduct on the monthly calculation date. The deductions are equal to the sum of the charge for cost of insurance protection, the administrative charge, and the charge for the cost of any additional benefits provided by rider. We refer to these three charges as account value charges.

Net Premium:

Premium paid less sales load, premium tax charges and federal deferred acquisition cost tax charges.

Participation Agreement:

An agreement executed by the employer requesting participation in a group contract issued by Us.

Policy Anniversary:

The anniversary of the policy date.

Policy Date:

The date used as the starting point for determining policy anniversary dates, policy years and monthly calculation dates.

Policy Year:

The twelve month period beginning with the policy date, and each successive twelve month period thereafter.

Policyowner:

The corporation, partnership, trust, individual, or other entity who owns the policy, as shown on Our records.

Valuation Date:

A date on which the price of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange is open for trading.

Valuation Period:

The period from the end of one valuation date to the end of the next valuation date.

Valuation Time:

The time the New York Stock Exchange closes on a valuation date (currently 4:00 p.m. New York time). All required actions will be performed as of the valuation time.
Appendix B—Rates of Return
Table 1 shows the Effective Annual Rates of Return of the Funds based on the actual investment performance of the Funds, after deductions of investment management fees and other operating expenses. This Table is based on December 31, 1999 figures. The Effective Annual Rates of Return do not reflect the deduction of the mortality and expense risk charge, premium deductions, the administrative charge or cost of insurance charges.

Table 2 shows the Effective Annual Rates of Return of the Separate Account Divisions. These returns are based on the actual underlying Fund performance and the deduction of the current mortality and expense risk charge. The Effective Annual Rates of Return do not reflect premium deductions, the administrative charge, cost of insurance charges or face amount charges. This table is based on December 31, 1999 figures. It assumes the Separate Account Divisions have been in operation for the same periods as the underlying Funds in which they invest. Also, it reflects the total of the income generated by the Funds’ net of investment management fees and other operating expenses, plus realized or unrealized capital gains and losses.

Table 3 shows the One Year Total Returns of the Funds based on actual investment performance. It reflects the deduction of investment management fees and other operating expenses. This table is based on December 31, 1999 annualized figures. These rates of return do not reflect the deduction of the mortality and expense risk charge, premium deductions, the administrative charge or cost of insurance charges.

Since Tables 1, 2 and 3 do not reflect deductions from premiums or the administrative and cost of insurance charges, the rates do not illustrate how actual investment performance will affect the benefits under the policy. If these charges were included, the returns would be lower.

The rates of return shown do not indicate future performance. You may consider these rates of returns when assessing Funds’ investment advisers and sub-advisers competence and performance.

TABLE 1
EFFECTIVE ANNUAL RATES OF RETURN 1
AS OF DECEMBER 31, 1999

Fund (Inception Date)	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years	Since Inception

MML Small Cap Value Equity Fund (6/1/98)	-1.04%	—	—	—	—	—	-10.20%
MML Equity Fund (9/15/71) [2]	-3.82%	12.85%	17.78%	13.56%	15.05%	15.60%	14.06%
MML Equity Index Fund – Class II Shares (5/1/97) [7]	20.32%	—	—	—	—	—	26.93%
MML Managed Bond Fund (12/16/81)	-1.83%	5.28%	7.50%	7.68%	8.85%	—	9.53%
Oppenheimer Global Securities Fund/VA (11/12/90)	58.48%	30.33%	21.67%	—	—	—	16.79%
Oppenheimer Small Cap Growth Fund/VA (5/1/98)	46.56%	—	—	—	—	—	22.74%
Oppenheimer Aggressive Growth Fund/VA (8/15/86)	83.60%	32.07%	29.70%	20.43%	—	—	19.16%
Oppenheimer Capital Appreciation Fund/VA (4/3/85)	41.66%	30.55%	30.65%	18.46%	—	—	17.61%
Oppenheimer Main Street Growth & Income Fund/VA (7/5/95)	21.71%	19.07%	—	—	—	—	25.80%
Oppenheimer Multiple Strategies Fund/VA (2/9/87)	11.80%	11.81%	14.40%	10.83%	—	—	11.59%
Oppenheimer High Income Fund/VA (4/30/86)	4.29%	5.49%	10.24%	12.65%	—	—	11.66%
Oppenheimer Strategic Bond Fund/VA (5/3/93)	2.83%	4.77%	8.25%	—	—	—	6.18%
Oppenheimer Bond Fund/VA (4/3/85)	-1.52%	4.74%	7.10%	7.76%	—	—	8.86%
Oppenheimer Money Fund/VA (4/3/85) [3,4]	4.96%	5.18%	5.26%	5.16%	—	—	5.82%
Oppenheimer International Growth Fund/VA (5/13/92) [5]	50.37%	24.74%	19.38%	—	—	—	14.79%
Panorama Growth Portfolio (1/21/82)	-3.76%	9.66%	16.70%	14.02%	15.08%	—	16.39%
Panorama Total Return Portfolio (9/30/82)	-1.54%	9.06%	12.24%	11.22%	12.50%	—	12.90%
Panorama LifeSpan Capital Appreciation Portfolio (9/1/95)	20.34%	12.98%	—	—	—	—	14.74%
Panorama LifeSpan Balanced Portfolio (9/1/95)	16.11%	11.42%	—	—	—	—	12.46%
Panorama LifeSpan Diversified Income Portfolio (9/1/95)	-0.85%	5.37%	—	—	—	—	6.66%
MFS New Discovery Series (5/1/98)	73.41%	—	—	—	—	—	40.91%
MFS Emerging Growth Series (7/24/95)	76.71%	42.44%	—	—	—	—	36.44%
MFS Research Series (7/26/95)	24.05%	22.55%	—	—	—	—	22.86%
T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	23.73%	21.52%	—	—	—	—	21.52%
T. Rowe Price New America Growth Portfolio (3/31/94)	12.75%	17.41%	24.04%	—	—	—	20.80%
Fidelity Variable Insurance Products Fund II Contrafund Portfolio – Service Class (1/3/95) [6]	24.15%	26.02%	—	—	—	—	27.69%

1.
The Effective Annual Rates Of Return is calculated by determining, over a stated period of time, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions.

2.	Although the MML Equity Fund commenced operations in 1971, the information necessary to calculate the returns is available only for the year 1974 and subsequent periods.
3.	Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the returns is available only for the year 1987 and subsequent periods.
4.	An investment in money market funds is neither insured nor guaranteed by the U.S. Government and such a fund’s net asset value is not guaranteed to remain stable at $1.00 per share.
5.	Prior to October 1, 1999, this Fund was called the Panorama International Equity Portfolio.
6.
Service Class shares include an asset based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on November 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure, and returns listed would have been lower for each portfolio if the Service Class fee structure were in place and reflected in the performance. Fidelity Investments is a registered trademark of FMR Corporation.

7.
These returns do not reflect the lower annual fund expenses of the Class II Shares since the initial offering of the Class II Shares occurred on May 1, 2000. These returns would have been higher if the Class II fee structure had been in place during the specified periods and reflected in the performance.

The chart below shows the Effective Annual Rates Of Return Of Each Division Of The Separate Account. The performance figures are calculated on the basis of the actual historical performance of the Funds for the periods shown. These performance figures reflect all Fund level charges, that is, all investment management fees and direct operating expenses, as well as the mortality and expense charge. The current mortality and expense risk charge is 0.75%. These returns do not reflect expenses or administrative and cost of insurance charges assessed against the account value of the policy. The inclusion of these charges would reduce the returns shown.

TABLE 2
EFFECTIVE ANNUAL RATES OF RETURN OF EACH DIVISION OF THE SEPARATE ACCOUNT
AS OF DECEMBER 31, 1999

Division (Inception Date)	1 Year	5 Years	10 Years	Since Inception

MML Small Cap Value Equity Division (6/1/98)	-1.79%	—	—	-10.95%
MML Equity Division (9/15/71) [1]	-4.57%	17.03%	12.81%	13.31%
MML Equity Index Division (5/1/97) [4]	19.57%	—	—	26.18%
MML Managed Bond Division (12/16/81)	-2.58%	6.75%	6.93%	8.78%
Oppenheimer Global Securities Division (11/12/90)	57.73%	20.92%	—	16.04%
Oppenheimer Small Cap Growth Division (5/1/98)	45.81%	—	—	21.99%
Oppenheimer Aggressive Growth Division (8/15/86)	82.85%	28.95%	19.68%	18.41%
Oppenheimer Capital Appreciation Division (4/3/85)	40.91%	29.90%	17.71%	16.86%
Oppenheimer Main Street Growth & Income Division (7/5/95)	20.96%	—	—	25.05%
Oppenheimer Multiple Strategies Division (2/9/87)	11.05%	13.65%	10.08%	10.84%
Oppenheimer High Income Division (4/30/86)	3.54%	9.49%	11.90%	10.91%
Oppenheimer Strategic Bond Division (5/3/93)	2.08%	7.50%	—	5.43%
Oppenheimer Bond Division (4/3/85)	-2.27%	6.35%	7.01%	8.11%
Oppenheimer Money Division (4/3/85) [2]	4.21%	4.51%	4.41%	5.07%
Oppenheimer International Growth Division (5/13/92) [3]	49.62%	18.63%	—	14.04%
Panorama Growth Division (1/21/82)	-4.51%	15.95%	13.27%	15.64%
Panorama Total Return Division (9/30/82)	-2.29%	11.49%	10.47%	12.15%
Panorama LifeSpan Capital Appreciation Portfolio (9/1/95)	19.59%	—	—	13.99%
Panorama LifeSpan Balanced Portfolio (9/1/95)	15.36%	—	—	11.71%
Panorama LifeSpan Diversified Income Portfolio (9/1/95)	-1.60%	—	—	5.91%
MFS New Discovery Division (5/1/98)	72.66%	—	—	40.16%
MFS Emerging Growth Division (7/24/95)	75.96%	—	—	35.69%
MFS Research Division (7/26/95)	23.30%	—	—	22.11%
T. Rowe Price Mid-Cap Growth Division (12/31/96)	22.98%	—	—	20.77%
T. Rowe Price New America Growth Division (3/31/94)	12.00%	23.29%	—	20.05%
Fidelity Variable Insurance Products Fund II Contrafund Division (1/3/95)	23.40%	—	—	26.94%

The returns for any Divisions of the Separate Account reflect only the performance of a hypothetical investment in the Separate Account Divisions during the particular time period on which the calculations are based. The returns should be considered in light of the investment objectives and policies, characteristics and quality of the Fund in which the Separate Account Divisions invest and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown and will depend on a number of factors, including the investment allocations by a policyowner and the different investment rates of return for the Separate Account Divisions. The inception date of Strategic Group Variable Universal Life is 5/1/97. The performance figures above are based on the performance of the Separate Account’s underlying Funds. The performance from the Funds inception dates is derived by reducing the actual performance of the underlying Fund by the fees and charges of Strategic Group Variable Universal Life. You may obtain a personalized illustration which reflects charges based on your individual characteristics. Please refer to the prospectus for additional information including sample hypothetical illustrations.
1.	Although the MML Equity Fund commenced operations in 1971, the information necessary to calculate the returns is available only for the year 1974 and subsequent periods.
2.	Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the returns is available only for the year 1987 and subsequent periods.
3.
This Division invests in the Oppenheimer International Growth Fund/VA. Prior to October 1, 1999, the Oppenheimer International Growth Fund/VA was called the Panorama International Equity Portfolio. Prior to May 1, 2000, the Oppenheimer International Growth Division was called the Panorama International Equity Division.

4.
These returns do not reflect the lower annual fund expenses of the Class II Shares since the initial offering of the Class II Shares occurred on May 1, 2000. These returns would have been higher if the Class II fee structure had been in place during the specified periods and reflected in the performance.

TABLE 3
ONE YEAR TOTAL RETURNS 1

	For the year ended
	1999	1998	1997	1996	1995	1994	1993	1992

MML Small Cap Value Equity Fund (6/1/98)	-1.04%	-23.88%	—	—	—	—	—	—
MML Equity Fund (9/15/71) [2]	-3.82%	16.20%	28.59%	20.25%	31.13%	4.10%	9.52%	10.48%
MML Equity Index Fund – Class II Shares (5/1/97) [5]	20.32%	28.22%	21.93%	—	—	—	—	—
MML Mgd. Bond Fund (12/16/81) [2]	-1.83%	8.14%	9.91%	3.25%	19.14%	-3.76%	11.81%	7.31%
Opp. Global Securities Fund/VA (11/12/90)	58.48%	14.11%	22.42%	17.80%	2.24%	-5.72%	70.32%	-7.11%
Opp. Small Cap Growth Fund/VA (5/1/98)	46.56%	-4.00%	—	—	—	—	—	—
Opp. Aggressive Growth Fund/VA (8/15/86)	83.60%	12.36%	11.67%	20.23%	32.52%	-7.59%	27.32%	15.42%
Opp. Capital Appreciation Fund/VA (4/3/85)	41.66%	24.00%	26.69%	25.20%	36.66%	0.97%	7.25%	14.53%
Opp. Main Street Growth & Income Fund/VA (7/5/95)	21.71%	4.70%	32.48%	32.51%	23.25%	—	—	—
Opp. Multi. Strategies Fund/VA (2/9/87)	11.80%	6.66%	17.22%	15.50%	21.36%	-1.95%	15.95%	8.99%
Opp. High Income Fund/VA (4/30/86)	4.29%	0.31%	12.22%	15.25%	20.37%	-3.18%	26.34%	17.92%
Opp. Strategic Bond Fund/VA (5/3/93)	2.83%	2.90%	8.71%	12.07%	15.33%	-3.78%	4.25%	—
Opp. Bond Fund/VA (4/3/85)	-1.52%	6.80%	9.26%	4.80%	17.00%	-1.94%	13.04%	6.50%
Opp. Money Fund/VA (4/3/85)	4.96%	5.25%	5.32%	5.13%	5.62%	-4.21%	3.16%	4.03%
Opp. International Growth Fund/VA (5/13/92) [3]	50.37%	19.40%	8.11%	13.26%	10.30%	1.44%	21.80%	-4.32%
Panorama Growth Portfolio (1/21/82) [2]	-3.76%	8.43%	26.37%	18.87%	38.06%	-0.51%	21.22%	12.36%
Panorama Total Return Portfolio (9/30/82) [2]	-1.54%	10.90%	18.81%	10.14%	24.66%	-1.97%	16.28%	10.21%
Panorama LifeSpan Capital Appreciation Portfolio (9/1/95)	20.34%	6.49%	12.53%	17.97%	6.65%	—	—	—
Panorama LifeSpan Balanced Portfolio (9/1/95)	16.11%	6.17%	12.20%	13.38%	6.08%	—	—	—
Panorama LifeSpan Diversified Income Portfolio (9/1/95)	-0.85%	4.88%	12.51%	6.93%	5.69%	—	—	—
MFS New Discovery Series (5/1/98)	73.41%	2.20%	—	—	—	—	—	—
MFS Emerging Growth Series (7/24/95)	76.71%	34.16%	21.90%	17.02%	—	—	—	—
MFS Research Series (7/26/95)	24.05%	23.39%	20.26%	22.33%	—	—	—	—
T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	23.73%	22.08%	18.80%	—	—	—	—	—
T. Rowe Price New America Growth Portfolio (3/31/94)	12.75%	18.51%	21.12%	20.09%	51.10%	1.00%	—	—
Fidelity Variable Insurance Products Fund II Contrafund Portfolio – Service Class (1/3/95) [4]	24.15%	29.94%	24.14%	21.22%	39.72%	—	—	—

TABLE 3 (Continued)
ONE YEAR TOTAL RETURNS 1 (Continued)

	For the year ended
	1991	1990	1989	1988	1987	1986	1985	1984

MML Small Cap Value Equity Fund (6/1/98)	—	—	—	—	—	—	—	—
MML Equity Fund (9/15/71) [2]	25.56%	-0.51%	23.04%	16.68%	2.10%	20.15%	30.54%	5.40%
MML Equity Index Fund – Class II Shares (5/1/97) [5]	—	—	—	—	—	—	—	—
MML Mgd. Bond Fund (12/16/81) [2]	16.66%	8.38%	12.83%	7.13%	2.60%	14.46%	19.94%	11.69%
Opp. Global Securities Fund/VA (11/12/90)	3.39%	0.40%	—	—	—	—	—	—
Opp. Small Cap Growth Fund/VA (5/1/98)	—	—	—	—	—	—	—	—
Opp. Aggressive Growth Fund/VA (8/15/86)	54.72%	-16.82%	27.57%	13.41%	14.34%	-1.65%	—	—
Opp. Capital Appreciation Fund/VA (4/3/85)	25.54%	-8.21%	23.59%	22.09%	3.31%	17.76%	9.50%	—
Opp. Main Street Growth & Income Fund/VA (7/5/95)	—	—	—	—	—	—	—	—
Opp. Multi. Strategies Fund/VA (2/9/87)	17.48%	-1.91%	15.76%	22.15%	3.97%	—	—	—
Opp. High Income Fund/VA (4/30/86)	33.91%	4.65%	4.84%	15.58%	8.07%	4.73%	—	—
Opp. Strategic Bond Fund/VA (5/3/93)	—	—	—	—	—	—	—	—
Opp. Bond Fund/VA (4/3/85)	17.63%	7.92%	13.32%	8.97%	2.53%	10.12%	18.82%	—
Opp. Money Fund/VA (4/3/85)	6.18%	7.84%	9.56%	6.96%	6.75%	6.00%	5.00%	—
Opp. International Growth Fund/VA (5/13/92) [3]	—	—	—	—	—	—	—	—
Panorama Growth Portfolio (1/21/82) [2]	37.53%	-7.90%	35.81%	14.46%	0.25%	11.58%	27.31%	4.89%
Panorama Total Return Portfolio (9/30/82) [2]	28.79%	0.50%	22.98%	11.64%	4.26%	12.58%	25.43%	6.68%
Panorama LifeSpan Capital Appreciation Portfolio (9/1/95)	—	—	—	—	—	—	—	—
Panorama LifeSpan Balanced Portfolio (9/1/95)	—	—	—	—	—	—	—	—
Panorama LifeSpan Diversified Income Portfolio (9/1/95)	—	—	—	—	—	—	—	—
MFS New Discovery Series (5/1/98)	—	—	—	—	—	—	—	—
MFS Emerging Growth Series (7/24/95)	—	—	—	—	—	—	—	—
MFS Research Series (7/26/95)	—	—	—	—	—	—	—	—
T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	—	—	—	—	—	—	—	—
T. Rowe Price New America Growth Portfolio (3/31/94)	—	—	—	—	—	—	—	—
Fidelity Variable Insurance Products Fund II Contrafund Portfolio – Service Class (1/3/95) [4]	—	—	—	—	—	—	—	—

1.
The figures shown are one year total returns from inception of the Funds. These figures do not reflect the mortality and expense risk charges assessed against the Separate Account, deductions from premiums or administrative, cost of insurance and underwriting charges assessed against the account value of the Policies. If these charges were included, the total return figures would be lower. They may be considered in assessing the competence and performance of each of the Funds’ investment advisers.

2.
The figures for the MML Equity Fund from 1974 through 1981 are as follows: 1974: (17.61)%; 1975: 32.85%; 1976: 24.77%; 1977: (0.52)%; 1978: 3.71%; 1979: 19.54% 1980: 27.62%; 1981: 6.67%; 1982: 25.67%; 1983: 22.85. The figure for 1982 for the MML Managed Bond Fund is 22.79% and for 1983 is 7.26%. The figure for 1982 for the Panorama Growth Portfolio is 33.00% and for 1983 is 32.72%. The figure for 1982 for the Panorama Total Return Portfolio is 8.10% and for 1983 is 20.20%.

3.	Prior to October 1, 1999, the Oppenheimer International Growth Fund/VA was called the Panorama International Equity Portfolio.
4.
Service Class shares include an asset based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on November 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure, and returns listed would have been lower for each portfolio if the Service Class fee structure were in place and reflected in the performance. Fidelity Investments is a registered trademark of FMR Corporation.

5.
These returns do not reflect the lower annual fund expenses of the Class II Shares since the initial offering of the Class II Shares occurred on May 1, 2000. These returns would have been higher if the Class II fee structure had been in place during the specified periods and reflected in the performance.

Appendix C

Illustrations of Death Benefits (Option A & Option B), Cash Surrender Values and Accumulated Premiums

The following tables illustrate the way in which a policy operates. They show how the death benefit and cash surrender value could vary over an extended period of time, assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6% and 12%. Illustration 1 shows death benefit option A using the current schedule of charges. Illustration 2 shows death benefit option A using the guaranteed schedule of charges. Illustration 3 shows death benefit option B using the current schedule of charges. Illustration 4 shows death benefit option B using the guaranteed schedule of charges.

The tables are based on the following assumptions: 1) the policyowner is issue age 45; 2) the policyowner has requested a level selected face amount of $250,000; 3) no policy loans have been made, 4) the employer has selected an annual modal term; 5) the modal term premium is always allocated to the GPA; 6) the GPA credits the modal term premium interest at an annual rate of 3%; and 7) and the policyowner makes annual premium payments of $4,000 in excess of the modal term premium for 20 years which are allocated to the Separate Account.

These tables will assist in the comparison of death benefits and cash surrender values for the policy with those under other variable life policies which may be issued by Us or other companies.

The death benefits and cash surrender values for a policy would be different from the amount shown if the rates of return of the funds averaged 0%, 6% and 12% over a period of years but varied above and below that average in individual policy years. They would also differ if any policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each division, if the rates of return for all the funds averaged 0%, 6% or 12% but varied above or below that average for particular funds.

The tables assume that the modal term premium is credited interest at a guaranteed rate of 3%. The current credited rate is higher than 3%. Therefore, if current rates were used, the cash surrender values for the policy illustrated in the tables would be higher.

The death benefits and cash surrender values shown in Illustrations 1 & 3 reflect a state premium tax deduction of 2% and a DAC Tax deduction of 0.25%, Fund level expenses of 0.75% on an annual basis, of the net assets of the MML Trust, Oppenheimer Trust, Panorama Fund, MFS Trust, T. Rowe Price Equity Series Inc., and Fidelity Investments VIP Fund II shares held by the Separate Account (This unweighted average reflects current fund level expenses), plus the following current charges:

1.	A sales load of 0.75% of premium.

2.	Administrative charge, equal to $5.25 per month.

3.	Cost of insurance protection, based on the current guaranteed select issue rates being charged by the Company.

4.	Mortality and expense risk charge, which is equal to 0.75% on an annual basis, of the net asset value of the fund shares held by the Separate Account.

The select cost of insurance rates are applicable to new business where the insureds meet our current underwriting guidelines. The standard cost of insurance rates are applicable to new business where insureds do not meet our current underwriting guidelines. The standard rates are higher than the select rates but in no event will they exceed the guaranteed cost of insurance rates.

The death benefits and cash surrender values shown in Illustrations 2 & 4 reflect a state premium tax deduction of 2% and a DAC Tax deduction of 0.25%, Fund level expenses of 0.75% on an annual basis, of the net assets of the MML Trust, Oppenheimer Trust, Panorama Fund, MFS Trust, T. Rowe Price Equity Series Inc., and Fidelity Investments VIP II shares held by the Separate Account (This unweighted average reflects current fund level expenses), plus the following guaranteed charges:

1.
A sales load of 5% of premium (We will establish a sales load between 0.75% to 5% of premium for a policy upon its issuance. However, once the sales load is established, it will not change for the life of the policy.)

2.	Administrative charge, equal to $9.00 per month.

3.	Cost of insurance charge, based on 125% of the 1980 CSO Mortality Table.

4.	Mortality and expense risk charge, which is equal to 1.00% on an annual basis, of the net asset value of the fund shares held by the Separate Account.

Currently no charge is made against the Separate Account for federal income taxes but We reserve the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The fifth column of each table shows the amounts which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes, of 5% per year, compounded annually.

Cash surrender values show in the tables reflect the deduction of applicable premium taxes for a case with an initial case premium paid of $250,000. Taking into account the mortality and expense risk charge and the fund level expenses, the effect is that for gross annual rates of return of 0%, 6% and 12%, the actual net annual rate of return on a current basis would be -1.545%, 4.362% and 10.27%, respectively, on a guaranteed basis would be -1.789%, 4.104% and 9.997%, respectively.

Illustration 1

VARIABLE RIDER TO FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE CERTIFICATE
Age 45, Unismoker, Unisex
$250,000 Selected Face Amount—All Years
Assumes 2 Types of Premium Received on an Annual Basis:

• Modal Term Premium, plus
• $4,000 Premium

Using Current Schedule of Charges
Illustrating Death Benefit Option A
Assumes Mandatory Employee Participation
Modal Term Premiums allocated to Guaranteed Principal Account credited at 3% annualized
					Death Benefit (Option A)			Cash Surrender Value
End of Policy Year	Modal Term Premium	Additional Premium	Total Premium Paid	Premiums Accumulated At 5% Interest Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
					0%	6%	12%	0%	6%	12%
1	$ 488	4,000	4,488	4,712	250,000	250,000	250,000	3,832	4,061	4,291
2	534	4,000	4,534	9,709	250,000	250,000	250,000	7,615	8,311	9,034
3	630	4,000	4,630	15,056	250,000	250,000	250,000	11,357	12,764	14,283
4	756	4,000	4,756	20,802	250,000	250,000	250,000	15,062	17,434	20,096
5	865	4,000	4,865	26,951	250,000	250,000	250,000	18,736	22,336	26,536
6	978	4,000	4,978	33,525	250,000	250,000	250,000	22,384	27,485	33,675
7	1,065	4,000	5,065	40,520	250,000	250,000	250,000	26,010	32,897	41,590
8	1,159	4,000	5,159	47,962	250,000	250,000	250,000	29,618	38,588	50,367
9	1,260	4,000	5,260	55,884	250,000	250,000	250,000	33,216	44,579	60,106
10	1,370	4,000	5,370	64,316	250,000	250,000	250,000	36,811	50,893	70,918
11	1,490	4,000	5,490	73,297	250,000	250,000	250,000	40,412	57,554	82,929
12	1,634	4,000	5,634	82,877	250,000	250,000	250,000	44,031	64,595	96,285
13	1,791	4,000	5,791	93,102	250,000	250,000	250,000	47,680	72,049	111,150
14	1,969	4,000	5,969	104,024	250,000	250,000	261,768	51,375	79,956	127,692
15	2,168	4,000	6,168	115,702	250,000	250,000	291,836	55,132	88,360	145,918
16	2,389	4,000	6,389	128,195	250,000	250,000	322,005	58,971	97,313	165,982
17	2,783	4,000	6,783	141,727	250,000	250,000	357,361	62,956	106,943	188,085
18	3,080	4,000	7,080	156,247	250,000	250,000	392,912	67,085	117,276	212,385
19	3,400	4,000	7,400	171,830	250,000	250,000	430,368	71,391	128,395	239,093
20 (age 65)	3,753	4,000	7,753	188,562	250,000	250,000	472,402	75,912	140,402	268,410
21	—	—	—	197,990	250,000	250,000	502,899	72,696	145,102	292,383
22	—	—	—	207,890	250,000	251,615	534,663	68,788	149,771	318,252
23	—	—	—	218,284	250,000	253,413	568,167	64,298	154,520	346,444
24	—	—	—	229,198	250,000	256,504	607,130	59,238	159,319	377,099
25	—	—	—	240,658	250,000	257,759	644,314	53,707	164,178	410,391
26	—	—	—	252,691	250,000	260,340	687,387	47,634	169,052	446,355
27	—	—	—	265,326	250,000	262,647	732,647	40,933	173,939	485,197
28	—	—	—	278,592	250,000	264,678	780,176	33,512	178,836	527,146
29	—	—	—	292,521	250,000	266,452	830,054	25,248	183,760	572,451
30	—	—	—	307,148	250,000	268,009	882,372	15,991	188,739	621,389
31	—	—	—	322,505	250,000	271,061	943,152	5,289	193,615	673,680
32	—	—	—	338,630	—	273,798	1,006,836	—	198,404	729,591
33	—	—	—	355,562	—	274,258	1,065,863	—	203,154	789,528
34	—	—	—	373,340	—	276,308	1,134,873	—	207,750	853,288
35	—	—	—	392,007	—	277,955	1,206,538	—	212,179	921,021
40	—	—	—	500,311	—	285,225	1,632,333	—	231,890	1,327,100
45	—	—	—	638,538	—	287,769	2,171,264	—	245,956	1,855,781
50	—	—	—	814,954	—	285,117	2,836,203	—	256,862	2,555,138

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 2

VARIABLE RIDER TO FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE CERTIFICATE
Age 45, Unismoker, Unisex
$250,000 Selected Face Amount—All Years
Assumes 2 Types of Premium Received on an Annual Basis:

• Modal Term Premium, plus
• $4,000 Premium

Using Guaranteed Schedule of Charges (except fund level charges which are reflected on a current basis)
Illustrating Death Benefit Option A
Assumes Mandatory Employee Participation
Modal Term Premiums allocated to Guaranteed Principal Account credited at 3% annualized

					Death Benefit (Option A)			Cash Surrender Value
End of Policy Year	Modal Term Premium	Additional Premium	Total Premium Paid	Premiums Accumulated At 5% Interest Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
					0%	6%	12%	0%	6%	12%
1	$ 488	4,000	4,488	4,712	250,000	250,000	250,000	2,794	3,001	3,208
2	534	4,000	4,534	9,709	250,000	250,000	250,000	5,491	6,078	6,691
3	630	4,000	4,630	15,056	250,000	250,000	250,000	8,136	9,283	10,529
4	756	4,000	4,756	20,802	250,000	250,000	250,000	10,753	12,647	14,786
5	865	4,000	4,865	26,951	250,000	250,000	250,000	13,317	16,150	19,482
6	978	4,000	4,978	33,525	250,000	250,000	250,000	15,817	19,792	24,656
7	1,065	4,000	5,065	40,520	250,000	250,000	250,000	18,215	23,539	30,324
8	1,159	4,000	5,159	47,962	250,000	250,000	250,000	20,501	27,389	36,535
9	1,260	4,000	5,260	55,884	250,000	250,000	250,000	22,662	31,336	43,343
10	1,370	4,000	5,370	64,316	250,000	250,000	250,000	24,690	35,382	50,820
11	1,490	4,000	5,490	73,297	250,000	250,000	250,000	26,587	39,538	59,054
12	1,634	4,000	5,634	82,877	250,000	250,000	250,000	28,368	43,829	68,164
13	1,791	4,000	5,791	93,102	250,000	250,000	250,000	30,038	48,277	78,277
14	1,969	4,000	5,969	104,024	250,000	250,000	250,000	31,607	52,908	89,546
15	2,168	4,000	6,168	115,702	250,000	250,000	250,000	33,074	57,742	102,139
16	2,389	4,000	6,389	128,195	250,000	250,000	250,000	34,429	62,796	116,249
17	2,783	4,000	6,783	141,727	250,000	250,000	251,289	35,808	68,242	132,258
18	3,080	4,000	7,080	156,247	250,000	250,000	277,380	37,062	73,976	149,935
19	3,400	4,000	7,400	171,830	250,000	250,000	304,601	38,162	80,016	169,223
20 (age 65)	3,753	4,000	7,753	188,562	250,000	250,000	334,794	39,096	86,409	190,224
21	—	—	—	197,990	250,000	250,000	352,072	31,806	84,753	204,693
22	—	—	—	207,890	250,000	250,000	369,780	23,772	82,474	220,107
23	—	—	—	218,284	250,000	250,000	387,937	14,899	79,483	236,547
24	—	—	—	229,198	250,000	250,000	408,934	5,063	75,665	253,996
25	—	—	—	240,658	—	250,000	428,005	—	70,860	272,615
26	—	—	—	252,691	—	250,000	450,205	—	64,852	292,341
27	—	—	—	265,326	—	250,000	472,919	—	57,351	313,191
28	—	—	—	278,592	—	250,000	496,063	—	47,976	335,178
29	—	—	—	292,521	—	250,000	519,567	—	36,251	358,322
30	—	—	—	307,148	—	250,000	543,414	—	21,597	382,686
31	—	—	—	322,505	—	250,000	571,281	—	3,302	408,058
32	—	—	—	338,630	—	—	599,580	—	—	434,478
33	—	—	—	355,562	—	—	624,331	—	—	462,467
34	—	—	—	373,340	—	—	654,050	—	—	491,767
35	—	—	—	392,007	—	—	684,424	—	—	522,461
40	—	—	—	500,311	—	—	852,910	—	—	693,423
45	—	—	—	638,538	—	—	1,039,532	—	—	888,489
50	—	—	—	814,954	—	—	1,242,745	—	—	1,119,590

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 3

VARIABLE RIDER TO FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE CERTIFICATE
Age 45, Unismoker, Unisex
$250,000 Selected Face Amount—All Years
Assumes 2 Types of Premium Received on an Annual Basis:

• Modal Term Premium, plus
• $4,000 Premium

Using Current Schedule of Charges
Illustrating Death Benefit Option B
Assumes Mandatory Employee Participation
Modal Term Premiums allocated to Guaranteed Principal Account credited at 3% annualized
					Death Benefit (Option B)			Cash Surrender Value
End of Policy Year	Modal Term Premium	Additional Premium	Total Premium Paid	Premiums Accumulated At 5% Interest Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
					0%	6%	12%	0%	6%	12%
1	$ 488	4,000	4,488	4,712	253,825	254,054	254,283	3,825	4,054	4,283
2	534	4,000	4,534	9,709	257,593	258,287	259,009	7,593	8,287	9,009
3	630	4,000	4,630	15,056	261,305	262,709	264,224	11,305	12,709	14,224
4	756	4,000	4,756	20,802	264,964	267,326	269,978	14,964	17,326	19,978
5	865	4,000	4,865	26,951	268,569	272,149	276,328	18,569	22,149	26,328
6	978	4,000	4,978	33,525	272,121	277,185	283,334	22,121	27,185	33,334
7	1,065	4,000	5,065	40,520	275,621	282,445	291,065	25,621	32,445	41,065
8	1,159	4,000	5,159	47,962	279,070	287,939	299,595	29,070	37,939	49,595
9	1,260	4,000	5,260	55,884	282,469	293,676	309,006	32,469	43,676	59,006
10	1,370	4,000	5,370	64,316	285,819	299,668	319,391	35,819	49,668	69,391
11	1,490	4,000	5,490	73,297	289,120	305,925	330,850	39,120	55,925	80,850
12	1,634	4,000	5,634	82,877	292,373	312,461	343,493	42,373	62,461	93,493
13	1,791	4,000	5,791	93,102	295,580	319,287	357,444	45,580	69,287	107,444
14	1,969	4,000	5,969	104,024	298,741	326,416	372,837	48,741	76,416	122,837
15	2,168	4,000	6,168	115,702	301,858	333,862	389,823	51,858	83,862	139,823
16	2,389	4,000	6,389	128,195	304,930	341,639	408,564	54,930	91,639	158,564
17	2,783	4,000	6,783	141,727	307,960	349,762	429,245	57,960	99,762	179,245
18	3,080	4,000	7,080	156,247	310,949	358,248	452,064	60,949	108,248	202,064
19	3,400	4,000	7,400	171,830	313,896	367,111	477,244	63,896	117,111	227,244
20 (age 65)	3,753	4,000	7,753	188,562	316,804	376,370	505,028	66,804	126,370	255,028
21	—	—	—	197,990	312,031	378,063	527,375	62,031	128,063	277,375
22	—	—	—	207,890	306,631	379,110	551,291	56,631	129,110	301,291
23	—	—	—	218,284	300,854	379,733	577,196	50,854	129,733	327,196
24	—	—	—	229,198	294,658	379,863	605,244	44,658	129,863	355,244
25	—	—	—	240,658	287,996	379,424	635,602	37,996	129,424	385,602
26	—	—	—	252,691	280,821	378,334	668,451	30,821	128,334	418,451
27	—	—	—	265,326	273,082	376,505	703,989	23,082	126,505	453,989
28	—	—	—	278,592	264,732	373,847	742,433	14,732	123,847	492,433
29	—	—	—	292,521	255,705	370,247	784,008	5,705	120,247	534,008
30	—	—	—	307,148	—	365,575	828,949	—	115,575	578,949
31	—	—	—	322,505	—	359,401	878,095	—	109,401	627,211
32	—	—	—	338,630	—	351,631	937,087	—	101,631	679,048
33	—	—	—	355,562	—	341,856	991,654	—	91,856	734,559
34	—	—	—	373,340	—	329,769	1,055,687	—	79,769	793,750
35	—	—	—	392,007	—	315,035	1,122,285	—	65,035	856,706
40	—	—	—	500,311	—	—	1,518,296	—	—	1,234,387
45	—	—	—	638,538	—	—	2,019,546	—	—	1,726,108
50	—	—	—	814,954	—	—	2,637,649	—	—	2,376,260

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 4

VARIABLE RIDER TO FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE CERTIFICATE
Age 45, Unismoker, Unisex
$250,000 Selected Face Amount—All Years
Assumes 2 Types of Premium Received on an Annual Basis:

• Modal Term Premium, plus
• $4,000 Premium

Using Guaranteed Schedule of Charges (except fund level charges which are reflected on a current basis)
Illustrating Death Benefit Option B
Assumes Mandatory Employee Participation
Modal Term Premiums allocated to Guaranteed Principal Account credited at 3% annualized

					Death Benefit (Option B)			Cash Surrender Value
End of Policy Year	Modal Term Premium	Additional Premium	Total Premium Paid	Premiums Accumulated At 5% Interest Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
					0%	6%	12%	0%	6%	12%
1	$ 488	4,000	4,488	4,712	252,774	252,979	253,185	2,774	2,979	3,185
2	534	4,000	4,534	9,709	255,432	256,013	256,620	5,432	6,013	6,620
3	630	4,000	4,630	15,056	258,019	259,149	260,376	8,019	9,149	10,376
4	756	4,000	4,756	20,802	260,554	262,410	264,506	10,554	12,410	14,506
5	865	4,000	4,865	26,951	263,011	265,772	269,017	13,011	15,772	19,017
6	978	4,000	4,978	33,525	265,376	269,224	273,932	15,376	19,224	23,932
7	1,065	4,000	5,065	40,520	267,605	272,725	279,245	17,605	22,725	29,245
8	1,159	4,000	5,159	47,962	269,687	276,260	284,979	19,687	26,260	34,979
9	1,260	4,000	5,260	55,884	271,602	279,809	291,154	21,602	29,809	41,154
10	1,370	4,000	5,370	64,316	273,340	283,360	297,801	23,340	33,360	47,801
11	1,490	4,000	5,490	73,297	274,897	286,904	304,961	24,897	36,904	54,961
12	1,634	4,000	5,634	82,877	276,284	290,452	312,695	26,284	40,452	62,695
13	1,791	4,000	5,791	93,102	277,504	294,001	321,059	27,504	44,001	71,059
14	1,969	4,000	5,969	104,024	278,563	297,557	330,120	28,563	47,557	80,120
15	2,168	4,000	6,168	115,702	279,452	301,107	339,939	29,452	51,107	89,939
16	2,389	4,000	6,389	128,195	280,155	304,632	350,570	30,155	54,632	100,570
17	2,783	4,000	6,783	141,727	280,795	308,254	362,224	30,795	58,254	112,224
18	3,080	4,000	7,080	156,247	281,210	311,812	374,833	31,210	61,812	124,833
19	3,400	4,000	7,400	171,830	281,358	315,255	388,445	31,358	65,255	138,445
20 (age 65)	3,753	4,000	7,753	188,562	281,219	318,551	403,134	31,219	68,551	153,134
21	—	—	—	197,990	272,979	313,464	410,363	22,979	63,464	160,363
22	—	—	—	207,890	264,162	307,422	417,557	14,162	57,422	167,557
23	—	—	—	218,284	254,740	300,346	424,672	4,740	50,346	174,672
24	—	—	—	229,198	—	292,138	431,641	—	42,138	181,641
25	—	—	—	240,658	—	282,661	438,360	—	32,661	188,360
26	—	—	—	252,691	—	271,736	444,673	—	21,736	194,673
27	—	—	—	265,326	—	259,137	450,369	—	9,137	200,369
28	—	—	—	278,592	—	—	455,185	—	—	205,185
29	—	—	—	292,521	—	—	458,823	—	—	208,823
30	—	—	—	307,148	—	—	460,978	—	—	210,978
31	—	—	—	322,505	—	—	461,349	—	—	211,349
32	—	—	—	338,630	—	—	459,634	—	—	209,634
33	—	—	—	355,562	—	—	455,528	—	—	205,528
34	—	—	—	373,340	—	—	448,664	—	—	198,664
35	—	—	—	392,007	—	—	438,556	—	—	188,556
40	—	—	—	500,311	—	—	311,804	—	—	61,804
45	—	—	—	638,538	—	—	—	—	—	—
50	—	—	—	814,954	—	—	—	—	—	—

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Appendix D

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director One Riverfront Plaza, HQE 2 Corning, NY 14831	Corning, Inc. Chairman and Chief Executive Officer (since 1996) President and Chief Operating Officer (1990-1996)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997), Founder (1994) President (1994-1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

Patricia Diaz Dennis, Director 175 East Houston, Room 5-A-70 San Antonio, TX 78205	SBC Communications Inc. Senior Vice President—Regulatory and Public Affairs (since 1998) Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

James L. Dunlap, Director 2514 Westgate Houston, TX 77019	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998) Texaco, Inc. Senior Vice President (1987-1996)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995) Northeast Utilities Chairman of the Board (1993-1995) and Chief Executive Officer (1983-1993)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (since 1997) Heublein, Inc. President and Chief Executive Officer (1987-1996)
Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Charles K. Gifford, Director One Federal Street, 36th Floor Boston, MA 02110	FleetBoston Financial
    President and Chief Operating Officer (since 1999)
BankBoston, N.A.
    Chairman and Chief Executive Officer (1996-1999)
    President (1989-1996)
BankBoston Corporation
    Chairman (1998-1999) and Chief Executive Officer (1995-1999)
President (1989-1996)

William N. Griggs, Director One State Street, 5th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

George B. Harvey, Director One Landmark Square, Suite 1905 Stamford, CT 06901	Pitney Bowes Chairman, President and CEO (1983-1996)

Barbara B. Hauptfuhrer, Director 1700 Old Welsh Road Huntingdon Valley, PA 19006	Director of various corporations (since 1972)

Sheldon B. Lubar, Director 700 North Water Street, Suite 1200 Milwaukee, WI 53202	Lubar & Co. Incorporated Chairman (since 1977)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996) AT&T Multimedia Products Group Executive Vice President and CEO (1994-1996)

John F. Maypole, Director 55 Sandy Hook Road — North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	MassMutual
    Chairman (since 2000), Director, President and Chief Executive
        Officer (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Thomas B. Wheeler, Director 1295 State Street Springfield, MA 01111	MassMutual Director (since 1987) Chairman of the Board (1996-1999) President (1988-1996) and Chief Executive Officer (1988-1999)

Alfred M. Zeien, Director 300 Boylston Street, Apt. 514 Boston, MA 02116	The Gillette Company Chairman and Chief Executive Officer (1991-1999)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Executive Vice Presidents:

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President and General Counsel (since 1993)

Robert W. Crispin 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1999) UNUM Corporation Executive Vice President (1995-1999)

James E. Miller 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1997 and 1987-1996) UniCare Life & Health Senior Vice President (1996-1997)

Christine M. Modie 1295 State Street Springfield, MA 01111	MassMutual
    Executive Vice President and Chief Information Officer
        (since 1999)
Travelers Insurance Company
    Senior Vice President and Chief Information Officer
        (1996-1999)
Aetna Life & Annuity
Vice President (1993-1996)

John V. Murphy 1295 State Street Springfield, MA 01111	MassMutual
    Executive Vice President (since 1997)
David L. Babson & Co., Inc.
    Executive Vice President and Chief Operating Officer
        (1995-1997)
Concert Capital Management, Inc.
Chief Operating Officer (1993-1995)

Stuart H. Reese 1295 State Street Springfield, MA 01111	David L. Babson and Co. Inc.
    President and Chief Executive Officer (since 1999)
MassMutual
    Executive Vice President and Chief Investment Officer
        (since 1999)
    Chief Executive Director-Investment Management (1997-1999)
Senior Vice President (1993-1997)

Appendix E

MODAL TERM PREMIUM CALCULATION

The modal term premium is an estimate of the premium that will be sufficient to cover the premium deductions and the monthly deduction for the modal term. It equals the monthly deduction(s) during the modal term divided by 1 less the premium deduction discounted at a rate no lower than the monthly equivalent of the minimum annual interest rate for the GPA.

Example:

a. Modal Term:	3 Months

b. Premium Deduction:	0.75%

c. Annual Interest Rate
Used For Discounting Monthly Deduction(s):	5%

d. Monthly Deduction In Month 1:	$100

e. Monthly Deduction In Month 2:	$110

f. Monthly Deduction In Month 3:	$120

g. Sum of Monthly Charges
Discounted At Monthly Equivalent Of 5%:	$328.58

h. Modal Term Premium
(g. divided by 1 less Premium Deduction):	$331.06

Independent Auditors’ Report

The Board of Directors and Policyowners of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of the Strategic Group Variable Universal Life Segment of Massachusetts Mutual Variable Life Separate Account I (“the Account”), as of December 31, 1999, and the related statements of Operations and of Changes in Net Assets for the year then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The Financial Statements of the account for the year ended December 31, 1998, were audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999 by correspondence with the investment company. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 1999, and the results of their operations and their changes in net assets for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
February 14, 2000

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

	MML Equity Division	MML Managed Bond Division	MML Equity Index Division	MML Small Cap Value Equity Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division	*Oppenheimer Aggressive Growth Division	**Oppenheimer Capital Appreciation Division

ASSETS

Investments
Number of shares (Note 2)	1,025	5,384	237,255	496	668,665	111,166	57,787	40,775	73,084

Identified cost (Note 3B)	$ 40,032	$ 64,613	$3,524,949	$ 4,271	$ 668,665	$1,323,818	$ 641,061	$1,954,205	$2,615,669

Value (Note 3A)	$ 37,460	$ 62,507	$4,301,430	$ 4,135	$ 668,665	$1,280,637	$ 619,474	$3,356,171	$3,642,495

Dividends receivable	1,174	951	51,155	33	1,501	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-

Other assets	-	-	-	-	-	-	-	-	-

Total assets	38,634	63,458	4,352,585	4,168	670,166	1,280,637	619,474	3,356,171	3,642,495

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	45	111	8,164	6	1,180	2,649	1,394	6,086	6,961

NET ASSETS	$ 38,589	$ 63,347	$4,344,421	$ 4,162	$ 668,986	$1,277,988	$ 618,080	$3,350,085	$3,635,534

Net Assets:

For Variable Life Insurance policies	$ 38,589	$ 63,347	$4,342,876	$ 4,162	$ 667,886	$1,276,929	$ 617,037	$3,348,214	$3,633,850

Retained in Variable Life Separate Account I by Massachusetts Mutual Life Insurance Company	-	-	1,545	-	1,100	1,059	1,043	1,871	1,684

Net assets	$ 38,589	$ 63,347	$4,344,421	$ 4,162	$ 668,986	$1,277,988	$ 618,080	$3,350,085	$3,635,534

Accumulation units (Note 7)
Policyowners	43,401	64,477	2,811,459	4,026	607,709	1,204,997	591,126	1,788,753	2,157,867

Massachusetts Mutual Life Insurance Company	-	-	1,000	-	-	1,000	1,000	1,000	1,000

Total units	43,401	64,477	2,812,459	4,026	607,709	1,205,997	592,126	1,789,753	2,158,867

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 1999	$ 0.89	$ 0.98	$ 1.54	$ 1.03	$ 1.10	$ 1.06	$ 1.04	$ 1.87	$ 1.68

December 31, 1998	-	-	1.29	-	1.06	1.08	1.01	1.03	1.20

December 31, 1997	-	-	1.02	-	1.01	1.02	1.01	0.92	0.97

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to May 1, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 1999

	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	*Oppenheimer Main Street Growth & Income Division	Oppenheimer Small Cap Growth Division	Panorama Total Return Division	Panorama Growth Division	**Panorama International Equity Division	Panorama LifeSpan Diversified Income Division

ASSETS

Investments
Number of shares (Note 2)	15,126	37,093	69,536	80,727	3,834	779,287	356,751	330,307	43,079

Identified cost (Note 3B)	$ 253,208	$ 848,734	$ 351,756	$1,748,091	$ 37,950	$1,394,761	$1,134,112	$ 517,149	$ 46,959

Value (Note 3A)	$ 264,093	$1,239,287	$ 345,594	$1,988,301	$ 53,943	$1,363,752	$1,066,685	$ 759,705	$ 46,956
Dividends receivable	-	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-

Other assets	-	-	-	-	-	-	-	-	-

Total assets	264,093	1,239,287	345,594	1,988,301	53,943	1,363,752	1,066,685	759,705	46,956

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	496	2,344	$ 962	$ 3,711	83	$ 2,556	$ 2,123	$ 1,379	$ 88

NET ASSETS	$ 263,597	$1,236,943	$ 344,632	$1,984,590	$ 53,860	$1,361,196	$1,064,562	$ 758,326	$ 46,868

Net Assets:

For Variable Life Insurance policies	$ 262,434	$1,235,216	343,581	1,983,313	$ 53,860	1,360,122	1,063,550	756,635	45,818

Retained in Variable Life Separate Account I by Massachusetts Mutual Life Insurance Company	1,163	1,727	$ 1,051	$ 1,277	-	$ 1,074	$ 1,012	$ 1,691	$ 1,050

Net assets	$ 263,597	$1,236,943	$ 344,632	$1,984,590	$ 53,860	$1,361,196	$1,064,562	$ 758,326	$ 46,868

Accumulation units (Note 7)

Policyowners	225,604	715,377	327,059	1,553,177	33,584	1,266,697	1,051,425	447,380	43,667

Massachusetts Mutual Life Insurance Company	1,000	1,000	1,000	1,000	-	1,000	1,000	1,000	1,000

Total units	226,604	716,377	328,059	1,554,177	33,584	1,267,697	1,052,425	448,380	44,667

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 1999	$ 1.16	$ 1.73	$ 1.05	$ 1.28	$ 1.60	$ 1.07	$ 1.01	$ 1.69	$ 1.05

December 31, 1998	1.05	1.10	1.03	1.06	-	1.10	1.06	1.13	1.07

December 31, 1997	0.99	0.97	1.01	1.02	-	1.00	0.98	0.96	1.02

 *Prior to May 1, 1999, the Oppenheimer Main Street Growth & Income Division was called the Oppenheimer Growth & Income Division and the Oppenheimer Main Street Growth & Income Fund/VA was called the Oppenheimer Growth & Income Fund.

**The Panorama International Equity Division invests in the Oppenheimer International Growth Fund/VA. Prior to October 1, 1999, Oppenheimer Growth Fund/VA was called the Panorama International Equity Portfolio.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 1999

	Panorama LifeSpan Balanced Division	Panorama LifeSpan Capital Appreciation Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Fidelity’s VIP II Contrafund Division	MFS New Discovery Division	MFS Research Division	MFS Emerging Growth Division
ASSETS
Investments
Number of shares (Note 2)	88,238	47,748	2,494	638	6,200	4,639	702	4,036

Identified cost (Note 3B)	$113,890	$ 64,625	$ 37,598	$ 16,220	$162,769	$ 72,506	$ 14,984	$116,612

Value (Note 3A)	$127,063	$ 76,398	$ 43,537	$ 16,701	$180,413	$ 80,114	$ 16,392	$153,137
Dividends receivable	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-

Other assets	-	-	-	-	-	-	-	-

Total assets	127,063	76,398	43,537	16,701	180,413	80,114	16,392	153,137

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	$ 235	$ 148	78	26	242	41	11	153

NET ASSETS	$126,828	$ 76,250	$ 43,459	$ 16,675	$180,171	$ 80,073	$ 16,381	$152,984

Net Assets:

For Variable Life Insurance policies	125,644	75,026	$ 43,459	$ 16,675	$180,171	$ 80,073	$ 16,381	$152,984

Retained in Variable Life Separate Account I by Massachusetts Mutual Life Insurance Company	$ 1,184	$ 1,224	-	-	-	-	-	-

Net assets	$126,828	$ 76,250	$ 43,459	$ 16,675	$180,171	$ 80,073	$ 16,381	$152,984

Accumulation units (Note 7)

Policyowners	106,077	61,303	36,832	15,571	158,730	49,241	13,902	92,433

Massachusetts Mutual Life Insurance Company	1,000	1,000	-	-	-	-	-	-

Total units	107,077	62,303	36,832	15,571	158,730	49,241	13,902	92,433

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 1999	$ 1.18	$ 1.22	$ 1.18	$ 1.07	$ 1.14	$ 1.63	$ 1.18	$ 1.66

December 31, 1998	1.03	1.02	-	-	-	-	-	-

December 31, 1997	0.98	0.97	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1999

	***MML Equity Division	***MML Managed Bond Division	MML Equity Index Division	***MML Small Cap Value Equity Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division	*Oppenheimer Aggressive Growth Division	**Oppenheimer Capital Appreciation Division

Investment income

Dividends (Note 3B)	$ 1,174	$ 2,377	$ 54,222	$ 33	$ 27,670	$ 69,902	$ 44,668	$ -	$ 95,484

Expenses

Mortality and expense risk fees (Note 4)	56	204	25,198	9	4,267	10,452	5,384	14,055	19,834

Net investment income (loss) (Note 3C)	1,118	2,173	29,024	24	23,403	59,450	39,284	(14,055)	75,650

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(24)	(4)	85,323	(13)	-	(8,930)	(22,532)	13,799	52,282

Change in net unrealized appreciation/depreciation of investments	(2,572)	(2,105)	506,454	(136)	-	(82,099)	4,262	1,377,759	876,017

Net gain (loss) on investments	(2,596)	(2,109)	591,777	(149)	-	(91,029)	(18,270)	1,391,558	928,299

Net increase (decrease) in net assets resulting from operations	$ (1,478)	$ 64	$ 620,801	$ (125)	23,403	(31,579)	$ 21,014	$1,377,503	$1,003,949

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to May 1, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

***	For the Period May 3, 1999 (Commencement of Operations) Through December 31, 1999.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 1999

	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	*Oppenheimer Main Street Growth & Income Division	***Oppenheimer Small Cap Growth Division	Panorama Total Return Division	Panorama Growth Division	**Panorama International Equity Division	Panorama LifeSpan Diversified Income Division
Investment income

Dividends (Note 3B)	$ 17,421	$ 22,803	$ 27,044	$ 16,011	$ -	$ 79,431	$ 50,572	$ 5,246	$ 2,796

Expenses

Mortality and expense risk fees (Note 4)	1,755	5,737	3,614	11,786	87	9,655	8,204	3,024	368

Net investment income (loss) (Note 3C)	15,666	17,066	23,430	4,225	(87)	69,776	42,368	2,222	2,428

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(3,065)	34,261	(9,753)	1,066	17	(34,047)	(59,775)	8,040	(2,299)

Change in net unrealized appreciation/depreciation of investments	11,869	379,502	(2,866)	303,600	15,993	(71,592)	(39,014)	231,991	(923)

Net gain (loss) on investments	8,804	413,763	(12,619)	304,666	16,010	(105,639)	(98,789)	240,031	(3,222)

Net increase (decrease) in net assets resulting from operations	$ 24,470	$430,829	$ 10,811	$308,891	$ 15,923	$ (35,863)	$ (56,421)	$242,253	$ (794)

*
Prior to May 1, 1999, the Oppenheimer Main Street Growth & Income Division was called the Oppenheimer Growth & Income Division and the Oppenheimer Main Street Growth & Income Fund/VA was called the Oppenheimer Growth & Income Fund.

**
The Panorama International Equity Division invests in the Oppenheimer International Growth Fund/VA. Prior to October 1, 1999, Oppenheimer Growth Fund/VA was called the Panorama International Equity Portfolio.

***	For the Period May 3, 1999 (Commencement of Operations) Through December 31, 1999.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 1999

	Panorama LifeSpan Balanced Division	Panorama LifeSpan Capital Appreciation Division	***T. Rowe Price Mid-Cap Growth Division	***T. Rowe Price New America Growth Division	***Fidelity’s VIP II Contrafund Division	***MFS New Discovery Division	***MFS Research Division	***MFS Emerging Growth Division

Investment income

Dividends (Note 3B)	$ 2,611	$ 1,153	$ 432	$ 902	$ -	$ 1,397	$ -	$ -

Expenses

Mortality and expense risk fees (Note 4)	695	465	85	42	366	40	11	178

Net investment income (loss) (Note 3C)	1,916	688	347	860	(366)	1,357	(11)	(178)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(185)	(141)	8	25	113	(2)	7	(613)

Change in net unrealized appreciation/depreciation of investments	14,592	11,934	5,939	480	17,644	7,608	1,408	36,524

Net gain (loss) on investments	14,407	11,793	5,947	505	17,757	7,606	1,415	35,911

Net increase (decrease) in net assets resulting from operations	$16,323	$12,481	$ 6,294	$ 1,365	$17,391	$ 8,963	$ 1,404	$35,733

***  For the Period May 3, 1999 (Commencement of Operations) Through December 31, 1999.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1999

	***MML Equity Division	***MML Managed Bond Division	MML Equity Index Division	***MML Small Cap Value Equity Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division	*Oppenheimer Aggressive Growth Division	**Oppenheimer Capital Appreciation Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 1,118	$ 2,173	$ 29,024	$24	$ 23,403	$ 59,450	$ 39,284	$ (14,055)	$ 75,650

Net realized gain (loss) on investments	(24)	(4)	85,323	(13)	-	(8,930)	(22,532)	13,799	52,282

Change in net unrealized appreciation/depreciation of investments	(2,572)	(2,105)	506,454	(136)	-	(82,099)	4,262	1,377,759	876,017

Net increase (decrease) in net assets resulting from operations	(1,478)	64	620,801	(125)	23,403	(31,579)	21,014	1,377,503	1,003,949

Capital transactions: (Note 8)

Transfer of net premium	36,313	59,114	1,252,175	2,490	402,710	267,960	189,277	654,692	677,177

Transfer from (to) Guaranteed Principal Account	-	-	-	-	-	(51)	(52)	(40)	(359)

Transfer of surrender values	-	-	(14,611)	-	-	(143,161)	(129,414)	(3,119)	(33,997)

Transfer due to Death									(2,687)

Transfer due to policy loans, net of repayments	-	-	(4,791)	-	-	-	-	(1,242)	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(683)	(143)	1,086	6	(18,360)	(1,180)	548	4,972	(1,039)

Withdrawal due to charges for administrative and insurance costs	(309)	(108)	(16,552)	(181)	(13,098)	(3,787)	(3,468)	(15,893)	(21,495)

Divisional transfers	4,746	4,420	157,734	1,972	(136,795)	(109,004)	(78,067)	143,192	37,651

Net increase (decrease) in net assets resulting from capital transactions	40,067	63,283	1,375,041	4,287	234,457	10,777	(21,176)	782,562	655,251

Total increase (decrease)	38,589	63,347	1,995,842	4,162	257,860	(20,802)	(162)	2,160,065	1,659,200

NET ASSETS, at beginning of the period/year	-	-	2,348,579	-	411,126	1,298,790	618,242	1,190,020	1,976,334

NET ASSETS, at end of the year	$ 38,589	$ 63,347	$4,344,421	$ 4,162	$ 668,986	$1,277,988	$ 618,080	$3,350,085	$3,635,534

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to May 1, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

***	For the Period May 3, 1999 (Commencement of Operations) Through December 31, 1999.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 1999

	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	*Oppenheimer Main Street Growth & Income Division	***Oppenheimer Small Cap Growth Division	Panorama Total Return Division	Panorama Growth Division	**Panorama International Equity Division	Panorama LifeSpan Diversified Income Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 15,666	$ 17,066	$ 23,430	$ 4,225	$ (87)	$ 69,776	$ 42,368	$ 2,222	$ 2,428

Net realized gain (loss) on investments	(3,065)	34,261	(9,753)	1,066	17	(34,047)	(59,775)	8,040	(2,299)

Change in net unrealized appreciation/depreciation of investments	11,869	379,502	(2,866)	303,600	15,993	(71,592)	(39,014)	231,991	(923)

Net increase (decrease) in net assets resulting from operations	24,470	430,829	10,811	308,891	15,923	(35,863)	(56,421)	242,253	(794)

Capital transactions: (Note 8)

Transfer of net premium	67,036	393,826	126,512	527,588	29,397	397,377	259,017	381,356	3,679

Transfer from (to) Guaranteed Principal Account	(76)	(78)	-	(90)	-	-	(90)	(344)	-

Transfer of surrender values	(84)	(16,513)	(128,491)	(17,890)	-	(115,068)	(72,066)	(790)	5,314

Transfer due to policy loans, net of repayments	-	(792)	-	(2,585)	-	-	-	(1,436)	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	1,481	(3,036)	79	(920)	375	2,302	1,024	267	1,744

Withdrawal due to charges for administrative and insurance costs	(2,778)	(7,358)	(2,327)	(14,793)	(59)	(21,638)	(5,357)	(2,775)	(5,646)

Divisional transfers	(38,494)	9,826	(57,890)	20,939	8,224	(74,293)	(96,187)	(8,897)	(6,560)

Net increase (decrease) in net assets resulting from capital transactions	27,085	375,875	(62,117)	512,249	37,937	188,680	86,341	367,381	(1,469)

Total increase (decrease)	51,555	806,704	(51,306)	821,140	53,860	152,817	29,920	609,634	(2,263)

NET ASSETS, at beginning of the period/year	212,042	430,239	395,938	1,163,450	-	1,208,379	1,034,642	148,692	49,131

NET ASSETS, at end of the year	$ 263,597	$1,236,943	$ 344,632	$1,984,590	$ 53,860	$1,361,196	$1,064,562	$ 758,326	$ 46,868

*
Prior to May 1, 1999, the Oppenheimer Main Street Growth & Income Division was called the Oppenheimer Growth & Income Division and the Oppenheimer Main Street Growth & Income Fund/VA was called the Oppenheimer Growth & Income Fund.

**
The Panorama International Equity Division invests in the Oppenheimer International Growth Fund/VA. Prior to October 1, 1999, Oppenheimer Growth Fund/VA was called the Panorama International Equity Portfolio.

***	For the Period May 3, 1999 (Commencement of Operations) Through December 31, 1999.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 1999

	Panorama LifeSpan Balanced Division	Panorama LifeSpan Capital Appreciation Division	***T. Rowe Price Mid-Cap Growth Division	***T. Rowe Price New America Growth Division	***Fidelity’s VIP II Contrafund Division	***MFS New Discovery Division	***MFS Research Division	***MFS Emerging Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 1,916	$ 688	$ 347	$ 860	$ (366)	$ 1,357	$ (11)	$ (178)

Net realized gain (loss) on investments	(185)	(141)	8	25	113	(2)	7	(613)

Change in net unrealized appreciation/depreciation of investments	14,592	11,934	5,939	480	17,644	7,608	1,408	36,524

Net increase (decrease) in net assets resulting from operations	16,323	12,481	6,294	1,365	17,391	8,963	1,404	35,733

Capital transactions: (Note 8)

Transfer of net premium	48,167	20,624	4,451	10,098	117,178	1,619	14,418	41,473

Transfer from (to) Guaranteed Principal Account	-	-	-	-	(226)	-	-	-

Transfer of surrender values	-	(6,722)	-	-	-	-	-	-

Transfer due to policy loans, net of repayments	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	254	349	(343)	(518)	2,446	(12)	269	2,127

Withdrawal due to charges for administrative and insurance costs	(328)	1,199	(216)	(21)	(832)	(33)	(34)	23

Divisional transfers	(5,754)	(3,489)	33,273	5,751	44,214	69,536	324	73,628

Net increase (decrease) in net assets resulting from capital transactions	42,339	11,961	37,165	15,310	162,780	71,110	14,977	117,251

Total increase (decrease)	58,662	24,442	43,459	16,675	180,171	80,073	16,381	152,984

NET ASSETS, at beginning of the period/year	68,166	51,808	-	-	-	-	-	-

NET ASSETS, at end of the year	$126,828	$ 76,250	$ 43,459	$ 16,675	$180,171	$ 80,073	$ 16,381	$152,984

***	For the Period May 3, 1999 (Commencement of Operations) Through December 31, 1999.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1998

	MML Equity Index Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division	*Oppenheimer Capital Appreciation Division	Oppenheimer Growth Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division

Increase (decrease) in net assets

Operations:

Net investment income	$ 23,936	$ 9,451	$ 8,393	$ 5,912	$ 4,908	$ 38,737	$ 3,444	$ 15,110

Net realized gain(loss) on investments	4,223	-	2	(2,942)	1,258	(2,321)	(1,013)	(1,024)

Change in net unrealized appreciation/depreciation of investments	270,019	-	38,909	(25,846)	24,284	150,834	(968)	11,081

Net increase (decrease) in net assets resulting from operations	298,178	9,451	47,304	(22,876)	30,450	187,250	1,463	25,167

Capital transactions: (Note 8)

Transfer of net premium	2,009,872	514,397	1,254,579	715,208	1,125,671	1,718,072	210,380	401,802

Transfer to Guaranteed Principal Account	-	-	-	-	-	-	-	-

Transfer of surrender values	(19,258)	(113,182)	(10,246)	(81,313)	(13,860)	(2,243)	(5,757)	(4,489)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	69,432	1,718	6,855	7,473	55,709	82,682	5,824	8,997

Withdrawal due to charges for administrative and insurance costs	(10,661)	(2,269)	(725)	(1,263)	(8,871)	(10,400)	(858)	(2,207)

Divisional Transfers	-	-	-	-	-	-	-	-

Net increase in net assets resulting from capital transactions	2,049,385	400,664	1,250,463	640,105	1,158,649	1,788,111	209,589	404,103

Total increase	2,347,563	410,115	1,297,767	617,229	1,189,099	1,975,361	211,052	429,270

NET ASSETS, at beginning of the year	1,016	1,011	1,023	1,013	921	973	990	969

NET ASSETS, at end of the year	$2,348,579	$ 411,126	$1,298,790	$ 618,242	$1,190,020	$1,976,334	$ 212,042	$ 430,239

*
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 1998

	Oppenheimer Strategic Bond Division	Oppenheimer Growth & Income Division	Panorama Total Return Division	Panorama Growth Division	Panorama International Equity Division	Panorama LifeSpan Diversified Income Division	Panorama LifeSpan Balanced Division	Panorama LifeSpan Capital Appreciation Division

Increase (decrease) in net assets

Operations:

Net investment income	$ 2,835	$ 10,199	$ 31,980	$ 54,150	$ 294	$ 69	$ 2,543	$ 1,317

Net realized gain (loss) on investments	(49)	(1,985)	(4,047)	(2,259)	80	(1,213)	(231)	(19)

Change in net unrealized appreciation/depreciation of investments	(3,286)	(63,406)	40,582	(28,399)	10,607	894	(1,395)	(132)

Net increase (decrease) in net assets resulting from operations	(500)	(55,192)	68,515	23,492	10,981	(250)	917	1,166

Capital transactions: (Note 8)

Transfer of net premium	392,044	1,184,530	1,142,980	1,011,655	141,407	136,142	67,382	50,715

Transfer to Guaranteed Principal Account	-	-	-	-	-	-	-	-

Transfer of surrender values	-	(15,810)	(16,795)	(17,339)	-	(89,192)	(1,076)	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	4,084	57,668	24,093	20,386	(3,835)	1,624	456	656

Withdrawal due to charges for administrative and insurance costs	(698)	(8,763)	(11,412)	(4,536)	(817)	(217)	(488)	(1,698)

Divisional transfers	-	-	-	-	-	-	-	-

Net increase in net assets resulting from capital transactions	395,430	1,217,625	1,138,866	1,010,166	136,755	48,357	66,274	49,673

Total increase	394,930	1,162,433	1,207,381	1,033,658	147,736	48,107	67,191	50,839

NET ASSETS, at beginning of the year	1,008	1,017	998	984	956	1,024	975	969

NET ASSETS, at end of the year	$ 395,938	$1,163,450	$1,208,379	$1,034,642	$ 148,692	$ 49,131	$ 68,166	$ 51,808

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988 by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains nine segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy, known as Strategic Group Variable Universal Life.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy with variable rider, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable universal life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

MassMutual paid $16,000 to the Strategic GVUL Segment on October 1, 1997 to provide initial capital: 5,513 shares were purchased in the three management investment companies described in Note 2 supporting the twenty six divisions of Strategic GVUL Segment.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).
Notes To Financial Statements (Continued)

2.	INVESTMENT OF STRATEGIC GVUL SEGMENT’S ASSETS

The Strategic GVUL Segment maintains twenty six divisions. Each division invests in corresponding shares of either the MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Trust”), Panorama Series Fund, Inc. (“Panorama Fund”), T. Rowe Price Equity Series, Inc., (“T. Rowe Price”), Fidelity Variable Insurance Products Fund II (“Fidelity VIP II”) or the MFS® Variable Insurance Trust  SM (“MFS Trust”). At any one time, only eight divisions of the Separate Account plus the Guaranteed Principal Account (“GPA”) are available to a policyowner.

MML Equity Fund, MML Managed Bond Fund, MML Equity Index Fund and MML Small Cap Value Equity Fund are four of the eight separate series of the MML Trust. MML Trust, is an open-end, management investment company registered under the 1940 Act. MassMutual serves as the investment manager. David L. Babson & Company, Inc. (“Babson”) a controlled subsidiary of MassMutual, served as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund (effective January 1, 2000, Babson will continue to serve as the sub-adviser to the MML Equity Fund and will become the sub-adviser to the MML Money Market Fund, MML Managed Bond Fund and the entire MML Blend Fund). MassMutual has entered into a sub-advisory agreement with Mellon Equity Associates, LLP (“Mellon Equity”) whereby Mellon Equity serves as the sub-adviser to the MML Equity Index Fund.

The Oppenheimer Trust is a diversified open-end, management investment company registered under the 1940 Act, with ten of its Funds available to the Strategic GVUL Segment’s policyowners: Oppenheimer Money Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Multiple Strategies Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Strategic Bond Fund/VA, Oppenheimer Main Street Growth & Income Fund/VA and Oppenheimer Small Cap Growth Fund/VA.

The Panorama Fund is an open-end, diversified management investment company registered under the 1940 Act, with six of its Portfolios available to the Strategic GVUL Segment’s policyowners: Panorama Total Return Portfolio, Panorama Growth Portfolio, Oppenheimer International Growth Fund/VA (prior to October 1, 1999, this Fund was called the Panorama International Equity Portfolio), Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Capital Appreciation Portfolio.

OppenheimerFunds, Inc. (“OFI”), a controlled subsidiary of MassMutual, serves as investment manager to the Oppenheimer Trust and Panorama Fund. OFI has entered into investment sub-advisory agreements with three sub-advisers to assist in the selection of portfolio investments for the Panorama Fund’s three LifeSpan Portfolios. Babson-Stewart Ivory International (“Babson-Stewart”) is the sub-adviser to the International Equity Portfolio and international stock components of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio. Credit Suisse Asset Management (formerly BEA Associates) is the sub-adviser to the high yield bond component of the LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio, and LifeSpan Capital Appreciation Portfolio. Pilgrim, Baxter & Associates (“Pilgrim Baxter”) is the sub-adviser to the small cap component of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio. For providing its services under the sub-advisory agreements, OFI pays the three sub-advisers a monthly fee calculated daily at an annual rate based on the average daily net assets of the portion of their respective components of the Panorama LifeSpan Portfolios. OFI serves as the investment sub-adviser to the Oppenheimer International Growth Fund/VA.

T. Rowe Price is an open-end, diversified investment company registered under the 1940 Act with two of its separate series of shares available to the Strategic GVUL Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price New America Growth Portfolio. T. Rowe Price Associates, Inc. serves as investment manager to each of the Portfolios.

Fidelity VIP II is an open-end, diversified management investment company registered under the 1940 Act with one of its Portfolios available to the Strategic GVUL Segment’s policyowners: the VIP II Contrafund Portfolio. Fidelity Management & Research Company (“FMR”) is the investment manager to the VIP II Contrafund® Portfolio. Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc., serve as the investment sub-adviser to the VIP II Contrafund Portfolio.

MFS Trust is an open-end, management investment company registered under the 1940 Act with three of its separate series of shares available to the Strategic GVUL Segment’s policyowners: MFS® New Discovery Series, MFS® Emerging Growth Series and MFS® Research Series. Massachusetts Financial Services Company serves as investment adviser to the MFS Trust.

In addition to the twenty six divisions of Strategic GVUL Segment, a policyowner may also allocate funds to the GPA, which is part of MassMutual’s general account. Because of exemptive and exclusionary provisions, interests in the GPA, are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by Strategic GVUL Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A.    Investment Valuation

Investments in the MML Trust, the Oppenheimer Trust, the Panorama Fund, T. Rowe Price, Fidelity VIP II and MFS Trust are each stated at market value which is the net asset value per share of each of the respective underlying funds.

B.    Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C.    Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Strategic GVUL Segment is part of MassMutual’s total operation and is not taxed separately. Strategic GVUL Segment will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of Strategic GVUL Segment credited to the policies. Accordingly, MassMutual does not intend to make any charge to Strategic GVUL Segment divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Strategic GVUL Segment.

D.    Policy Loan

When a policy loan is made, Strategic GVUL Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of Strategic GVUL Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the GPA.

The policyowner earns interest at a rate which is the greater of 3% or the policy loan rate less a MassMutual declared charge (maximum 1.25%) for expenses and taxes.

E.    Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

MassMutual charges the Strategic GVUL Segment divisions for the mortality and expense risks it assumes. The charge is made daily at a current effective annual rate of 0.75% of the value of each division’s net assets.

Notes To Financial Statements (Continued)

MassMutual makes certain deductions from the annual premium before amounts are allocated to the Strategic GVUL Segment or the GPA. A deduction as a percentage of premium is made for sales charges, state premium taxes and the deferred acquisition cost tax expense. No additional deductions are taken when money is transferred from the GPA to the Strategic GVUL Segment. MassMutual also makes certain charges for the cost of insurance and administrative costs.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the policies. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, serves as co-underwriter of the policies. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the policies.

6. PURCHASES AND SALES OF INVESTMENT

For The Year Ended December 31, 1999	MML Equity Division	MML Managed Bond Division	MML Equity Index Division	MML Small Cap Value Equity Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division

Cost of Purchases	$ 40,390	$ 64,839	$1,790,459	$ 4,449	$ 494,519	$ 439,222	$ 312,645	$ 839,484	$1,091,625

Proceeds from sales	(334)	(222)	(346,547)	(165)	(232,782)	(329,421)	(294,276)	(61,227)	(324,164)

Average monthly value of securities	14,610	52,025	3,346,512	2,639	567,265	1,382,418	703,193	1,911,909	2,652,998

For The Year Ended December 31, 1999 (continued)	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Small Cap Growth Division	Panorama Total Return Division	Panorama Growth Division	Panorama International Equity Division	Panorama LifeSpan Diversified Income Division

Cost of Purchases	$112,528	$ 560,828	$ 159,941	$ 612,254	$ 38,117	$ 531,598	$ 471,210	$ 455,640	$ 92,195

Proceeds from sales	(69,695)	(165,184)	(198,397)	(90,910)	(183)	(270,594)	(337,975)	(83,759)	(91,262)

Average monthly value of securities	234,047	772,913	468,497	1,570,550	19,695	1,288,559	1,093,092	409,249	47,495

For The Year Ended December 31, 1999 (continued)	Panorama LifeSpan Balanced Division	Panorama LifeSpan Capital Appreciation Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Fidelity’s VIP II Contrafund Division	MFS New Discovery Division	MFS Research Division	MFS Emerging Growth Division

Cost of Purchases	$ 55,117	$ 26,686	$ 38,019	$ 25,848	$ 174,412	$ 72,710	$ 15,362	$ 176,697

Proceeds from sales	(10,757)	(13,974)	(429)	(9,653)	(11,756)	(202)	(385)	(59,472)

Average monthly value of securities	92,783	62,606	23,642	10,528	85,717	15,757	4,433	49,971
Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Year Ended December 31, 1999 and *For the Period May 3, 1999 (Commencement of Operations) Through December 31, 1999	*MML Equity Division	*MML Managed Bond Division	MML Equity Index Division	*MML Small Cap Value Equity Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division
Units purchased	10,042	7,341	690,863	67	199,473	196,805	164,906	286,561	443,846
Units withdrawn and transferred to Guaranteed Principal Account	(1,374)	(437)	(245,660)	(177)	(62,926)	(193,616)	(171,201)	(101,524)	(237,626)
Units transferred between divisions	34,733	57,573	551,562	4,136	82,052	4,809	(14,641)	446,138	302,590

Net Increase (decrease)	43,401	64,477	996,765	4,026	218,599	7,998	(20,936)	631,175	508,810
Units, at beginning of the period/year	-	-	1,815,694	-	389,110	1,197,999	613,062	1,158,578	1,650,057

Units, at end of the year	43,401	64,477	2,812,459	4,026	607,709	1,205,997	592,126	1,789,753	2,158,867

For The Year Ended December 31, 1999 and *For the Period May 3, 1999 (Commencement of Operations) Through December 31, 1999 (Continued)	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street Growth & Income Division	*Oppenheimer Small Cap Growth Division	Panorama Total Return Division	Panorama Growth Division	Panorama International Equity Division	Panorama LifeSpan Diversified Income Division
Units purchased	46,642	207,866	95,888	325,902	27,331	295,355	337,635	124,939	93,329
Units withdrawn and transferred to Guaranteed Principal Account	(16,764)	(110,204)	(140,308)	(131,234)	(990)	(255,299)	(276,775)	(60,928)	(88,881)
Units transferred between divisions	(5,541)	226,762	(12,176)	258,879	7,243	127,836	14,503	253,154	(5,862)

Net Increase (decrease)	24,337	324,424	(56,596)	453,547	33,584	167,892	75,363	317,165	(1,414)
Units, at beginning of the period/year	202,267	391,953	384,655	1,100,630	-	1,099,805	977,062	131,215	46,081

Units, at end of the year	226,604	716,377	328,059	1,554,177	33,584	1,267,697	1,052,425	448,380	44,667

For The Year Ended December 31, 1999 and *For the Period May 3, 1999 (Commencement of Operations) Through December 31, 1999 (Continued)	Panorama LifeSpan Balanced Division	Panorama LifeSpan Capital Appreciation Division	*T. Rowe Price Mid-Cap Growth Division	*T. Rowe Price New America Growth Division	*Fidelity’s VIP II Contrafund Division	*MFS New Discovery Division	*MFS Research Division	*MFS Emerging Growth Division
Units purchased	29,443	22,477	2,691	3,613	87,471	1,283	23,509	77,424
Units withdrawn and transferred to Guaranteed Principal Account	(14,561)	(20,085)	(205)	(705)	(31,499)	(392)	(11,801)	(62,155)
Units transferred between divisions	25,875	9,351	34,346	12,663	102,758	48,350	2,194	77,164

Net Increase (decrease)	40,757	11,743	36,832	15,571	158,730	49,241	13,902	92,433
Units, at beginning of the period/year	66,320	50,560	-	-	-	-	-	-

Units, at end of the year	107,077	62,303	36,832	15,571	158,730	49,241	13,902	92,433

Notes To Financial Statements (Continued)

For The Year Ended December 31, 1998	MML Equity Division	Oppenheimer Money Division	Oppenheimer High income Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Growth Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division
Units purchased	45,271	54,830	9,480	144,974	67,775	114,524	13,149	18,364
Units withdrawn and transferred to Guaranteed Principal Account	(44,609)	(120,633)	(84,836)	(22,077)	(40,471)	(51,956)	(13,712)	(14,203)
Units transferred between divisions	1,814,032	453,913	687,418	1,074,102	1,130,274	1,586,489	201,830	386,792

Net Increase	1,814,694	388,110	612,062	1,196,999	1,157,578	1,649,057	201,267	390,953
Units, at beginning of the year	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000

Units, at end of the year	1,815,694	389,110	613,062	1,197,999	1,158,578	1,650,057	202,267	391,953

For The Year Ended December 31, 1998 (continued)	Oppenheimer Strategic Bond Division	Oppenheimer Growth & Income Division	Panorama Total Return Division	Panorama Growth Division	Panorama International Equity Division	Panorama LifeSpan Diversified Income Division	Panorama LifeSpan Balanced Division	Panorama LifeSpan Capital Appreciation Division
Units purchased	2,196	82,969	153,414	93,794	4,819	2,545	3,342	8,083
Units withdrawn and transferred to Guaranteed Principal Account	(1,473)	(51,287)	(95,513)	(55,625)	(1,720)	(87,674)	(2,638)	(2,190)
Units transferred between divisions	382,932	1,067,948	1,040,904	937,893	127,116	130,210	64,616	43,667

Net Increase	383,655	1,099,630	1,098,805	976,062	130,215	45,081	65,320	49,560
Units, at beginning of the year	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000

Units, at end of the year	384,655	1,100,630	1,099,805	977,062	131,215	46,081	66,320	50,560

Notes To Financial Statements (Continued)

8.	CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

As discussed in Note 1, the financial statements only represent activity of MassMutual’s Strategic GVUL Segment. The combined net assets as of December 31, 1999 for Separate Account I, which includes the Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life®, Variable Life Select, Strategic GVUL, SVUL, VUL and Strategic Variable Life® Plus Segments are as follows:

For The Year Ended December 31, 1999	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	MML Small Cap Value Equity Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division

Total assets	$75,698,258	$10,484,650	$31,003,170	$23,393,671	$16,496,337	$ 202,635	$ 4,894,905	$ 2,312,451	$ 4,142,841

Total liabilities	59,902	32,315	23,745	27,380	20,859	35	4,996	3,409	3,972

Net assets	$75,638,356	$10,452,335	$30,979,425	$23,366,291	$16,475,478	$ 202,600	$ 4,889,909	$ 2,309,042	$ 4,138,869

Net assets:

For variable life insurance policies	75,523,624	10,396,261	30,915,785	23,272,041	16,464,562	202,311	4,882,612	2,301,697	4,122,916

Retained in Variable Life Separate Account I by
Massachusetts Mutual Life Insurance Company	114,732	56,074	63,640	94,250	10,916	289	7,297	7,345	15,953

Net assets	$75,638,356	$10,452,335	$30,979,425	$23,366,291	$16,475,478	$ 202,600	$ 4,889,909	$ 2,309,042	$ 4,138,869

For The Year Ended December 31, 1999	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Small Cap Growth Division	Panorama Total Return Division	Panorama Growth Division

Total assets	$42,650,900	$31,614,238	$ 1,478,032	$22,255,696	$ 2,772,818	$ 6,383,577	$ 552,271	$ 1,363,752	$ 1,066,685

Total liabilities	34,309	35,921	1,367	17,417	3,290	6,964	447	2,556	2,123

Net assets	$42,616,591	$31,578,317	$ 1,476,665	$22,238,279	$ 2,769,528	$ 6,376,613	$ 551,824	$ 1,361,196	$ 1,064,562

Net assets:

For variable life insurance policies	42,566,226	31,545,987	1,466,997	22,199,011	2,754,978	6,361,509	551,824	1,360,122	1,063,550

Retained in Variable Life Separate Account I by
Massachusetts Mutual Life Insurance Company	50,365	32,330	9,668	39,268	14,550	15,104	-	1,074	1,012

Net assets	$42,616,591	$31,578,317	$ 1,476,665	$22,238,279	$ 2,769,528	$ 6,376,613	$ 551,824	$ 1,361,196	$ 1,064,562

Notes To Financial Statements (Continued)

8.	CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I (Continued)

For The Year Ended December 31, 1999	Panorama International Equity Division	Panorama LifeSpan Diversified Income Division	Panorama LifeSpan Balanced Division	Panorama LifeSpan Capital Appreciation Division	Dreyfus Stock Index Division	American Century VP Income & Growth Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division

Total assets	$ 784,057	$ 52,649	$ 138,308	$ 100,620	$54,381,865	$ 1,324,325	$ 2,129,124	$ 84,617

Total liabilities	1,391	92	243	162	45,587	557	932	82

Net assets	$ 782,666	$ 52,557	$ 138,065	$ 100,458	$54,336,278	$ 1,323,768	$ 2,128,192	$ 84,535

Net assets:

For variable life insurance policies	780,975	45,818	129,892	91,836	54,324,633	1,323,768	2,128,192	84,535

Retained in Variable Life Separate Account I by Massachusetts Mutual Life Insurance Company	1,691	6,739	8,173	8,622	11,645	-	-	-

Net assets	$ 782,666	$ 52,557	$ 138,065	$ 100,458	$54,336,278	$ 1,323,768	$ 2,128,192	$ 84,535

For The Year Ended December 31, 1999	Fidelity’s VIP II Contrafund Division	Goldman Sachs Capital Growth Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs CORE U.S. Equity Division	MFS New Discovery Division	MFS Research Division	MFS Emerging Growth Division

Total assets	$ 1,894,076	$ 302,463	$ 41,546	$ 43,324	$ 80,114	$ 27,391	$ 389,268

Total liabilities	1,882	121	103	22	41	19	309

Net assets	$ 1,892,194	$ 302,342	$ 41,443	$ 43,302	$ 80,073	$ 27,372	$ 388,959

Net assets:

For variable life insurance policies	1,892,194	302,342	41,443	43,302	80,073	27,372	388,959

Retained in Variable Life Separate Account I by Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-

Net assets	$ 1,892,194	$ 302,342	$ 41,443	$ 43,302	$ 80,073	$ 27,372	$ 388,959

Report of Independent Auditors’

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statement of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1999, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The statutory financial statements of the Company for the years ended December 31, 1998 and 1997, were audited by other auditors. Their report, dated February 25, 1999, expressed an opinion that these statements were not fairly presented in conformity with generally accepted accounting principles; however, such report also expressed an unqualified opinion on those financial statements’ conformity with the statutory basis of accounting described in Note 1 to the financial statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the 1999 financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1999, or the results of its operations or its cash flows for the year then ended.

In our opinion, the 1999 statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1999, and the results of its operations and its cash flows for the year then ended on the statutory basis of accounting described in Note 1.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
February 1, 2000
Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	1999	1998
	(In Millions)
Assets:

Bonds	$24,598.4	$25,215.8
Common stocks	294.4	296.3
Mortgage loans	6,540.8	5,916.5
Real estate	2,138.8	1,739.8
Other investments	2,516.9	2,263.7
Policy loans	5,466.9	5,224.2
Cash and short-term investments	1,785.8	1,123.3

Total invested assets	43,342.0	41,779.6
Other assets	1,330.7	1,306.2

	44,672.7	43,085.8
Separate account assets	20,453.0	19,589.7

Total assets	$65,125.7	$62,675.5

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	1999	1998
	(In Millions)
Liabilities:

Policyholders’ reserves and funds	$37,191.6	$35,277.0
Policyholders’ dividends	1,070.8	1,021.6
Policyholders’ claims and other benefits	328.8	332.4
Federal income taxes	734.3	634.9
Asset valuation and other investment reserves	993.9	1,053.4
Other liabilities	943.0	1,578.9

	41,262.4	39,898.2

Separate account liabilities	20,452.0	19,588.5

Total liabilities	61,714.4	59,486.7

Policyholders’ contingency reserves	3,411.3	3,188.8

Total liabilities and policyholders’ contingency reserves	$65,125.7	$62,675.5

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	1999	1998	1997
	(In Millions)
Revenue:

Premium income	$7,630.3	$7,482.2	$6,764.8
Net investment income	3,075.8	2,956.8	2,870.2
Fees and other income	184.3	154.0	126.7

Total revenue	10,890.4	10,593.0	9,761.7

Benefits and expenses:

Policyholders’ benefits and payments	7,294.0	5,873.9	6,583.8
Addition to policyholders’ reserves and funds	1,127.6	2,299.6	826.8
Operating expenses	450.7	509.5	450.8
Commissions	281.8	299.3	315.3
State taxes, licenses and fees	82.4	88.1	81.5

Total benefits and expenses	9,236.5	9,070.4	8,258.2

Net gain before federal income taxes and dividends	1,653.9	1,522.6	1,503.5

Federal income taxes	160.9	199.3	284.4

Net gain from operations before dividends	1,493.0	1,323.3	1,219.1

Dividends to policyholders	1,031.0	982.9	919.5

Net gain from operations	462.0	340.4	299.6

Net realized capital gain (loss)	5.4	25.4	(42.5)

Net income	$ 467.4	$ 365.8	$ 257.1

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	1999	1998	1997
	(In Millions)

Policyholders’ contingency reserves, beginning of year	$3,188.8	$2,873.3	$2,638.6

Increases (decreases) due to:
Net income	467.4	365.8	257.1
Net unrealized capital gains (losses)	(201.7)	17.4	119.1
Change in asset valuation and other investment reserves	59.5	(81.0)	(76.0)
Change in prior year policyholders’ reserves	(13.0)	8.6	(55.4)
Benefit plan enhancements	(78.9)	–	–
Other	(10.8)	4.7	(10.1)

	222.5	315.5	234.7

Policyholders’ contingency reserves, end of year	$3,411.3	$3,188.8	$2,873.3

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	1999	1998	1997
	(In Millions)
Operating activities:
Net income	$ 467.4	$ 365.8	$ 257.1
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	1,911.0	1,472.8	421.3
Net realized capital (gain) loss	(5.4)	(25.4)	42.5
Other changes	(220.2)	15.4	(108.1)

Net cash provided by operating activities	2,152.8	1,828.6	612.8

Investing activities:
Loans and purchases of investments	(14,180.3)	(15,981.2)	(12,292.7)
Sales and maturities of investments and receipts from repayment of loans	12,690.0	13,334.7	12,545.7

Net cash provided by (used in) investing activities	(1,490.3)	(2,646.5)	253.0

Increase (decrease) in cash and short-term investments	662.5	(817.9)	865.8

Cash and short-term investments, beginning of year	1,123.3	1,941.2	1,075.4

Cash and short-term investments, end of year	$ 1,785.8	$ 1,123.3	$ 1,941.2

See Notes to Statutory Financial Statements.

Notes to Statutory Financial Statements

Massachusetts Mutual Life Insurance Company (“the Company” or “MassMutual”) is a mutual life insurance company and as such has no shareholders. The Company’s primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the commissioners reserve valuation methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium and estimated gross margin methods and appropriately conservative estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; and (f) majority owned subsidiaries are accounted for using the equity method, whereas GAAP would require these entities to be consolidated.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to policyholders’ contingency reserves on the effective date. The Company is currently reviewing the impact of Codification; however, due to the nature of certain required accounting changes and their sensitivity to factors such as interest rates, the actual impact upon adoption cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

The following is a description of the Company’s principal accounting policies and practices.

a.	Investments

Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the interest method, preferred stocks in good standing at cost, and common stocks at fair value.

Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $50.8 million in 1999 and $63.5 million in 1998. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost.
Notes to Statutory Financial Statements, Continued

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statements of Financial Position and are accounted for using the equity method. During 1999, MassMutual contributed additional paid-in capital of $125.0 million to certain unconsolidated subsidiaries.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR defers after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital losses of $29.2 million in 1999 and net realized after tax capital gains of $189.1 million in 1998, and $95.4 million in 1997 were deferred into to the IMR. Amortization of the IMR into net investment income amounted to $52.0 million in 1999, $40.3 million in 1998, and $31.0 million in 1997.

Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders’ contingency reserves.

b.	Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. The Company receives administrative and investment advisory fees from these accounts.

c.	Non-admitted Assets

Assets designated as “non-admitted” include furniture, certain equipment and other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

d.	Policyholders’ Reserves and Funds

Policyholders’ reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 6.75 percent.

Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 2.50 to 5.50 percent.

e.	Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

f.	Policyholders’ Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders’ dividends is the estimated amount of dividends to be paid during the following calendar year.

Notes to Statutory Financial Statements, Continued

g.	Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

h.	Policyholders’ Contingency Reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

The Company issued surplus notes of $100.0 million at 7.5 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts (“the Commissioner”).

All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1999, 1998 and 1997.

The proceeds of the notes, less a $6.7 million reserve in 1999 and a $24.4 million reserve in 1998 for contingencies associated with the issuance of the notes, are recorded as a component of the Company’s policyholders’ contingency reserves as permitted by the Commonwealth of Massachusetts Division of Insurance. These surplus note contingency reserves are included in asset valuation and other investment reserves on the Statutory Statements of Financial Position.

3. BENEFIT PLANS

The Company provides multiple benefit plans to employees, agents and retirees, including retirement plans and life and health benefits.

a.	Retirement Plans

On June 1, 1999, the Company converted its two non-contributory defined benefit plans into a cash balance pension plan. The cash balance pension plan covers substantially all of its employees. Benefits are expressed as an account balance which is increased with pay credits and interest credits. Prior to June 1, 1999, the Company offered two non-contributory defined benefit plans covering substantially all of its employees. One plan included active employees and retirees previously employed by Connecticut Mutual Life Insurance Company (“Connecticut Mutual”) which merged with MassMutual in 1996; the other plan included all other eligible employees and retirees. Benefits were based on the employees’ years of service, compensation during the last five years of employment and estimated social security retirement benefits.

The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, “Employers’ Accounting for Pensions.” Accordingly, as permitted by the Commonwealth of Massachusetts Division of Insurance, the Company has recognized a pension asset of $214.4 million and $216.0 million at December 31, 1999 and 1998, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1999 and 1998. The assets of the plans are invested in the Company’s general account and separate accounts.

Notes to Statutory Financial Statements, Continued

The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and any earnings on them are vested based on years of service using a graduated vesting schedule. In 1999, the Company changed its vesting schedule to 40 percent after one year of service, 80 percent after two years of service and 100 percent after three years of service.

During 1999, the Company offered an early retirement program to employees over the age of 50 with more than 10 years of service. Employees that elected this program received enhanced benefits that included an additional five years of credited service and an additional five years of attained age. Additionally, a 25% cash bonus was offered for those electing a lump sum settlement of their benefit. Employee pension benefits, including the early retirement program enhancements, are paid directly from plan assets. The Company recorded a $78.9 million reduction to Policyholders’ Contingency Reserves in 1999, as a result of these benefit plan enhancements.

b.	Life and Health

Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company’s employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the NAIC accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 1999 and 1998, the net unfunded accumulated benefit obligation was $168.7 million and $164.6 million, respectively, for employees and agents eligible to retire or currently retired and $31.0 million and $41.6 million, respectively, for participants not eligible to retire. During 1998, the Company transferred the administration of the retiree life and health plan benefit obligations and supporting assets to an unconsolidated subsidiary.

The status of the defined benefit plans as of December 31 is as follows:

	Retirement		Life and Health
	1999	1998	1999	1998
	(In Millions)
Accumulated benefit obligation at December 31	$ 777.8	$ 822.8	$ 189.1	$ 185.6
Fair value of plan assets at December 31	1,120.9	1,160.2	20.4	21.0

Funded status	$ 343.1	$ 337.4	$(168.7)	$(164.6)

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

	Retirement		Life and Health
	1999	1998	1999	1998
Discount rate	7.50%	6.75%	7.50%	6.75%
Increase in future compensation levels	4.00%	4.00-5.00%	5.00%	5.00%
Long-term rate of return on assets	9.00-10.00%	9.00-10.00%	6.75%	6.75%
Assumed increases in medical cost rates in the first year	–	–	9.00%	7.00%
declining to	–	–	5.00%	4.25%
within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 1999 accumulated post retirement benefit liability and benefit expense by $10.2 million and $1.3 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 1999 accumulated post retirement benefit liability and benefit expense by $9.4 million and $1.1 million, respectively.

The expense charged to operations for all employee benefit plans was $28.9 million in 1999, $32.1 million in 1998 and $23.9 million in 1997. In 1997, there was a significant reduction in plan participants in the Connecticut Mutual plan, which resulted in recognition of a pension plan curtailment gain of $10.7 million.

Notes to Statutory Financial Statements, Continued

4. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company’s estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as equity tax, resulted in effective tax rates which differ from the statutory tax rate.

The Company plans to file its 1999 federal income tax return on a consolidated basis with its eligible life insurance affiliates and its non-life affiliates. The Company and its eligible life affiliates and non-life affiliates are subject to a written tax allocation agreement, which allocates the group’s consolidated tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1994 for Massachusetts Mutual and 1995 for Connecticut Mutual. The Internal Revenue Service is currently examining Massachusetts Mutual for the years 1995 through 1997 and Connecticut Mutual for its pre-merger 1996 tax year. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1999 or 1998. The Company records the estimated effects of anticipated revisions in the Statutory Statements of Income.

Federal tax payments were $82.5 million in 1999, $152.4 million in 1998 and $353.4 million in 1997.

5. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds, mortgage loans and real estate, which at December 31, 1999, totaled $773.9 million.

a.	Bonds

The carrying value and estimated fair value of bonds are as follows:

	December 31, 1999
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 3,870.8	$ 105.8	$ 99.9	$ 3,876.7
Debt securities issued by foreign governments	24.2	1.6	0.1	25.7
Mortgage-backed securities	3,468.5	64.8	93.5	3,439.8
State and local governments	295.7	12.9	11.1	297.5
Corporate debt securities	14,393.3	277.2	507.0	14,163.5
Utilities	801.6	36.7	18.5	819.8
Affiliates	1,744.3	3.9	2.9	1,745.3

TOTAL	$24,598.4	$ 502.9	$733.0	$24,368.3

Notes to Statutory Financial Statements, Continued

	December 31, 1998
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 4,945.3	$ 473.0	$ 20.4	$ 5,397.9
Debt securities issued by foreign governments	41.2	1.5	1.3	41.4
Mortgage-backed securities	3,734.4	188.0	13.9	3,908.5
State and local governments	360.5	33.2	7.9	385.8
Corporate debt securities	14,133.3	845.3	118.4	14,860.2
Utilities	885.8	102.6	0.3	988.1
Affiliates	1,115.3	0.6	0.9	1,115.0

TOTAL	$25,215.8	$1,644.2	$163.1	$26,696.9

The carrying value and estimated fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$ 425.6	$ 480.1

Due after one year through five years	4,289.5	4,286.7

Due after five years through ten years	9,919.5	9,725.8

Due after ten years	4,166.9	4,135.0

	18,801.5	18,627.6

Mortgage-backed securities, including securities guaranteed by the U.S. government	5,796.9	5,740.7

TOTAL	$24,598.4	$24,368.3

Proceeds from sales of investments in bonds were $10,621.2 million during 1999, $11,663.4 million during 1998 and $11,427.8 million during 1997. Gross capital gains of $103.3 million in 1999, $331.8 million in 1998 and $200.7 million in 1997 and gross capital losses of $132.0 million in 1999, $47.3 million in 1998 and $68.8 million in 1997 were realized on those sales, portions of which were deferred into the IMR.

b. Common Stocks

Common stocks had a cost of $255.3 million in 1999 and $238.4 million in 1998.

c. Mortgages

The Company had restructured loans with book values of $81.1 million and $126.6 million at December 31, 1999 and 1998, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 1999, 1998 and 1997.

At December 31, 1999, scheduled commercial mortgage loan maturities were as follows: 2000 – $249.6 million; 2001 – $250.0 million; 2002 – $327.5 million; 2003 – $359.4 million; 2004 – $363.7 million and $3,607.5 million thereafter.

Notes to Statutory Financial Statements, Continued

d.	Other

The carrying value of investments which were non-income producing for the preceding twelve months was $18.8 million and $13.2 million at December 31, 1999 and 1998, respectively.

6. PORTFOLIO RISK MANAGEMENT

The Company uses common derivative financial instruments to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. These financial instruments described below are not recorded in the financial statements, unless otherwise noted. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. IMR amortization is included in net investment income on the Statutory Statements of Income. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other assets on the Statutory Statements of Financial Position. At December 31, 1999 and 1998, the Company had swaps with notional amounts of $9,403.5 million and $4,382.0 million, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into net investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 1999 and 1998, the Company had option contracts with notional amounts of $11,825.5 million and $12,704.4 million, respectively. The Company’s credit risk exposure was limited to the unamortized costs of $76.9 million and $92.5 million at December 31, 1999 and 1998, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into net investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and included in the Statutory Statements of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 1999 and 1998, the Company had agreements with notional amounts of $3,264.2 million and $4,337.9 million, respectively. The Company’s credit risk exposure on these agreements is limited to the unamortized costs of $11.1 million and $22.7 million at December 31, 1999 and 1998, respectively.

The Company enters into forward U.S. Treasury, Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and deferred and amortized through the IMR over the remaining life of the asset. At December 31, 1999 and 1998, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $175.1 million and $603.4 million, respectively.

Notes to Statutory Financial Statements, Continued

The Company utilizes certain other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $582.6 million and $384.2 million at December 31, 1999 and 1998, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $59.9 million and $272.5 million at December 31, 1999 and 1998, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures do not purport to be the amount that could be realized in immediate settlement of the financial instrument. The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 1999 and 1998.

	1999		1998
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$24,598.4	$24,368.3	$25,215.8	$26,696.9
Common stocks	294.4	294.4	296.3	296.3
Preferred stocks	117.9	115.6	123.2	116.0
Mortgage loans	6,540.8	6,410.6	5,916.5	6,178.8
Policy loans	5,466.9	5,466.9	5,224.2	5,224.2
Cash & short-term investments	1,785.8	1,785.8	1,123.3	1,123.3

Financial liabilities:
Investment type insurance contracts	8,016.4	7,621.9	7,734.6	7,940.6
Off-balance sheet financial instruments:
Interest rate swap agreements	–	(137.3)	–	84.1
Financial options	76.9	73.8	92.5	161.9
Interest rate caps & floors	11.1	4.8	22.7	43.9
Forward commitments	–	174.1	–	604.1
Other	–	(20.3)	–	7.2

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: The estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by the Company using a pricing matrix.

Mortgage loans: The estimated fair value of mortgage loans is determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans.

Policy loans, cash and short-term investments: Fair values for these instruments approximate the carrying amounts reported in the Statutory Statements of Financial Position.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.
Notes to Statutory Financial Statements, Continued

Off-balance sheet financial instruments: The fair values for off-balance sheet financial instruments are based upon market prices or prices obtained from brokers.

8. RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $241.9 million, $205.0 million, and $137.3 million for 1999, 1998 and 1997, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $39.2 million in 1999, $41.3 million in 1998 and $41.9 million in 1997. Total policyholder benefits assumed on these agreements were $43.8 million in 1999, $40.6 million in 1998 and $42.4 million in 1997.

9. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), which primarily writes variable annuities and universal and variable life insurance, and MML Bay State Life Insurance Company (“MML Bay State”), which primarily writes variable life and annuity business. MassMutual’s wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

MassMutual accounts for the value of its investments in subsidiaries at their underlying net equity. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statements of Changes in Policyholders’ Contingency Reserves. Net investment income is recorded by MassMutual to the extent that dividends are declared by the subsidiaries. During 1999, MassMutual received $100.0 million in dividends from MMHC. In the normal course of business, MassMutual provides specified guarantees and funding to its subsidiaries, including contributions, if needed, to C.M. Life and MML Bay State to meet regulatory capital requirements. The Company holds debt issued by MMHC and its subsidiaries of $1,625.6 million and $1,080.1 million at December 31, 1999 and 1998, respectively.

Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

	1999	1998
	(In Millions)
Domestic life insurance subsidiaries:
Total revenue	$1,587.3	$1,151.8
Net loss	$ (26.1)	$ (2.9)
Assets	$5,947.3	$4,752.9

Other subsidiaries:
Total revenue	$1,393.4	$1,137.4
Net income	$ 115.1	$ 73.6
Assets	$3,541.8	$2,839.5

10. REINSURANCE

The Company enters into reinsurance agreements with other insurance companies in the normal course of business. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $141.7 million in 1999, $183.9 million in 1998 and $294.6 million in 1997.

Notes to Statutory Financial Statements, Continued

11. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

12. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1999, is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Mortgage Finance, LLC

Subsidiaries of MassMutual Holding Company
GR Phelps & Co., Inc.
MassMutual Holding Trust I
MassMutual Holding Trust II
MassMutual Holding MSC, Inc.
MassMutual International, Inc.
MML Investor Services, Inc.

Subsidiaries of MassMutual Holding Trust I
Antares Capital Corporation – 80.0%
Charter Oak Capital Management, Inc. – 80.0%
Cornerstone Real Estate Advisors, Inc.
DLB Acquisition Corporation – 91.3%
Oppenheimer Acquisition Corporation – 91.91%

Subsidiaries of MassMutual Holding Trust II
CM Advantage, Inc.
CM International, Inc.
CM Property Management, Inc.
HYP Management, Inc.
MMHC Investments, Inc.
MML Realty Management
Urban Properties, Inc.
MassMutual Benefits Management, Inc.
Notes to Statutory Financial Statements, Continued

Subsidiaries of MassMutual International, Inc.
MassMutual Internacional (Argentina) S.A. – 85%
MassLife Seguros de Vida S. A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 85%
MassMutual International (Luxembourg) S. A. – 85%

MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 40.93%
9048-5434 Quebec, Inc.
1279342 Ontario Limited

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MassMutual Institutional Funds

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

    (a) each director, officer or employee;

    (b) any individual who serves at the request of the Company as a Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account; or

    (c) any individual who serves in any capacity with respect to any employee benefit plan;

    from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

    (1) any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

    (2) any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

    (3) any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION UNDER SECTION 26(e)(2)(A)
OF THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that fees and charges deducted under the Variable Rider to the Group Universal Life Insurance Certificate described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 3

This Post-Effective Amendment is comprised of the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consists of 82 pages.

The undertaking to file reports.

The undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(a) of the Investment Company Act of 1940.

The signatures.

           Written consents of the following persons:

1.	Independent auditors', Deloitte & Touche LLP.
2.	Counsel opining as to the legality of securities being registered.
3.	Opinion opining as to actuarial matters contained in the Registration Statement by John Valencia, Assistant Vice President.

The following exhibits:

1.	Exhibit 1

(Exhibits required by paragraph A of the instructions to Form N-8B-2)

(1)	(a)	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the Separate Account. (1)

(b)	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the GVUL Segment of Massachusetts Mutual Variable Life Separate Account I. (1)

(2)	Not Applicable.

(3)	(a) Form of Distribution Servicing Agreement between MML Distributors, LLC, and MassMutual. (1)

(b) Form of Co-Underwriting Agreement between MML Investors Services, Inc. and MassMutual. (1)

(c) Form of Broker Dealer Selling Agreement. (1)

(4)	Not Applicable.

(5)	Form of Flexible Premium Adjustable Life Insurance Certificate With Variable Rider. (3)

(6)	Organizational documents of the Company.

(a)	Certificate of Incorporation of MassMutual. (1)

(b)	By-Laws of MassMutual. (1)

(7)	Not Applicable.

(8)	(a)	Form of Participation Agreement with Oppenheimer Variable Account Funds. (1)

	(b)	Form of Participation Agreement with Panorama Series Fund, Inc. (1)

	(c)	Participation Agreement with T. Rowe Price Equity Series, Inc.(5)

	(d)	Participation Agreement with MFS Variable Insurance Trust. (5)

	(e)	Participation Agreement with Fidelity Variable Insurance Products Fund II. (5)

(9)	Not Applicable.

(10)	(a)	Form of Enrollment Form. (2)

	(b)	Form of Application. (2)

	(c)	Form of Variable Rider is included in Exhibit 1(5) above.

(11)	Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940. (3)

2.	Opinion and Consent of Counsel as to the legality of the securities being registered. (7)

3.	No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

4.	Not Applicable.

5.	Opinion and consent of John Valencia opining as to actuarial matters pertaining to the securities being registered. (7)

6.	Consent of Independent Auditors', Deloitte & Touche LLP. (7)

7.	(i)	Powers of Attorney.(1)
	(ii)	Power of Attorney for Roger G. Ackerman.(4)
	(iii)	Power of Attorney for Robert J. O'Connell and Thomas B. Wheeler(6)
	(iv)	Power of Attorney for Howard Gunton(8)

(1) Incorporated by reference to Registrant's Initial Registration Statement No. 333-22557, filed with the Commission on February 28, 1997.

(2) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-22557, filed with the Commission on August 4, 1997.

(3) Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-22557, filed with the Commission on April 24, 1998.

(4) Incorporated by reference to Registration Statement No. 333-45039, filed with the Commission on June 4, 1998.

(5) Incorporated by reference to Initial Registration Statement No. 333-65887, filed with the Commission on October 20, 1998.

(6) Incorporated by reference to Pre-Effective Amendment Number 1 to Registration Statement 333-65887 filed on January 28, 1999

(7) Filed herewith.

(8) Incorporated by reference to Pre-Effective Amendment Number 2 to Registration Statement No. 333-80991, filed on September 20, 1999.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 3 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 3 to Registration Statement No. 333-22557 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 2000.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
        (Depositor)

By: /s/ Robert J. O'Connell*
Robert J. O'Connell, Director, Chairman, President and Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe     On April 22, 2000, as Attorney-in-Fact pursuant to
*Richard M. Howe        powers of attorney.

     As required by the Securities Act of 1933, this Post-Effective Amendment No. 3 to Registration Statement No. 333-22557 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert J. O'Connell* Robert J. O'Connell	Director, Chairman, President and Chief Executive Officer	April 22, 2000

/s/ Howard Gunton* Howard Gunton	Senior Vice President, Chief Financial Officer & Chief Accounting Officer	April 22, 2000

/s/ Roger G. Ackerman* Roger G. Ackerman	Director	April 22, 2000

/s/ James R. Birle* James R. Birle	Director	April 22, 2000

/s/ Gene Chao* Gene Chao, Ph.D.	Director	April 22, 2000

/s/ Patricia Diaz Dennis* Patricia Diaz Dennis	Director	April 22, 2000

/s/ Anthony Downs* Anthony Downs	Director	April 22, 2000

/s/ James L. Dunlap* James L. Dunlap	Director	April 22, 2000

/s/ William B. Ellis* William B. Ellis, Ph.D.	Director	April 22, 2000

/s/ Robert M. Furek* Robert M. Furek	Director	April 22, 2000

/s/ Charles K. Gifford* Charles K. Gifford	Director	April 22, 2000

/s/ William N. Griggs* William N. Griggs	Director	April 22, 2000

/s/ George B. Harvey* George B. Harvey	Director	April 22, 2000

/s/ Barbara B. Hauptfuhrer* Barbara B. Hauptfuhrer	Director	April 22, 2000

/s/ Sheldon B. Lubar* Sheldon B. Lubar	Director	April 22, 2000

/s/ William B. Marx, Jr.* William B. Marx, Jr.	Director	April 22, 2000

/s/ John F. Maypole* John F. Maypole	Director	April 22, 2000

/s/ Thomas B. Wheeler* Thomas B. Wheeler	Director	April 22, 2000

/s/ Alfred M. Zeien* Alfred M. Zeien	Director	April 22, 2000

/s/ Richard M. Howe *Richard M. Howe	On April 22, 2000, as Attorney-in-Fact pursuant to powers of attorney.

REPRESENTATION BY REGISTRANT'S COUNSEL

As counsel to the Registrant, I, Jennifer B. Sheehan, have reviewed this Post-Effective Amendment No. 3 to Registration Statement No. 333-22557 and I represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ Jennifer B. Sheehan________________ Jennifer B. Sheehan Attorney Massachusetts Mutual Life Insurance Company

EXHIBIT LIST

99.2	Opinion and Consent of Jennifer B. Sheehan.
99.C.1.	Consent of Independent Auditors', Deloitte & Touche LLP.
99.C.6.	Opinion and consent of John M. Valencia.